                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                              RMBS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[903,795,000] (APPROXIMATE)
                              Offered Certificates

                                  MLMI 2005-A9,
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                          TABERNA REALTY HOLDINGS TRUST
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               DECEMBER [7], 2005

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
                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

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                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
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                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                                         212-449-3659                  scott_soltas@ml.com
Charles Sorrentino                                   212-449-3659                  charles_sorrentino@ml.com
Charles Macintosh                                    212-449-3659                  charles_macintosh@ml.com
Colin Sheen                                          212-449-3659                  colin_sheen@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                                          212-449-0752                  matthew_whalen@ml.com
Paul Park                                            212-449-6380                  paul_park@ml.com
Tim Loughlin                                         212-449-1646                  timothy_loughlin@ml.com
Tom Saywell                                          212-449-2122                  tom_saywell@ml.com
Alan Chan                                            212-449-8140                  alan_chan@ml.com
Fred Hubert                                          212-449-5071                  fred_hubert@ml.com
Alice Chu                                            212-449-1701                  alice_chu@ml.com
Sonia Lee                                            212-449-5067                  sonia_lee@ml.com
Keith Singletary                                     212-449-9431                  keith_singletary@ml.com
Calvin Look                                          212-449-5029                  calvin_look@ml.com
Yimin Ge                                             212-449-9401                  yimin_ge@ml.com
Hoi Yee Leung                                        212-449-1901                  hoiyee_leung@ml.com


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

DEAL STRUCTURE SUMMARY:

                                  MLMI 2005-A9

            $[903,795,000] (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                              OFFERED CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                     WAL (YRS)            PAYMENT WINDOW         PASS-THROUGH                      EXPECTED RTGS
CLASS        PRINCIPAL BALANCE     (ROLL/MAT)(1)       (MONTHS)(ROLL/MAT)(1)        RATES         TRANCHE TYPE       S&P/FITCH
-----        -----------------     -------------       ---------------------     ------------     ------------     -------------
1-A-1         $    56,633,000       1.90 / 3.35          1 - 34 / 1 - 358           WAC(2)        Super Senior        AAA/AAA
1-A-2         $     2,390,000       1.90 / 3.35          1 - 34 / 1 - 358           WAC(2)        Mezz Senior         AAA/AAA
2-A-1         $   473,110,000       2.55 / 3.36          1 - 58 / 1 - 358           WAC(3)        Super Senior        AAA/AAA
2-A-2         $    19,970,000       2.55 / 3.36          1 - 58 / 1 - 358           WAC(3)        Mezz Senior         AAA/AAA
3-A-1         $   144,885,000       2.53 / 3.34          1 - 58 / 1 - 358           WAC(4)        Super Senior        AAA/AAA
3-A-2         $     6,116,000       2.53 / 3.34          1 - 58 / 1 - 358           WAC(4)        Mezz Senior         AAA/AAA
4-A-1         $   117,604,000       2.93 / 3.37          1 - 83 / 1 - 359           WAC(5)        Super Senior        AAA/AAA
4-A-2         $     4,964,000       2.93 / 3.37          1 - 83 / 1 - 359           WAC(5)        Mezz Senior         AAA/AAA
5-A-1         $    74,959,000       3.20 / 3.38         1 - 115 / 1 - 355           WAC(6)        Super Senior        AAA/AAA
5-A-2         $     3,164,000       3.20 / 3.38         1 - 115 / 1 - 355           WAC(6)        Mezz Senior         AAA/AAA
M-1           $    16,484,000                                                                      Mezzanine           AA/NR
M-2           $     7,535,000                                                                      Mezzanine            A/NR
M-3           $     4,709,000                                                                      Mezzanine           BBB/NR
B-1           $     3,767,000                 Information Not Provided Hereby                     Subordinate          BB/NR
B-2           $     3,296,000                                                                     Subordinate           B/NR
B-3           $     2,359,473                                                                     Subordinate          NR/NR
              ---------------
TOTAL         $   941,945,473
              ===============

(1) The WAL and Payment Windows to Roll for the Senior Certificates are shown assuming all loans are paid on their first reset date ("CPB") at pricing speed of 25% CPR. The WAL and Payment Windows to Maturity for the Senior Certificates are shown at pricing speed of 25% CPR (as described herein).

(2) The Class 1-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 1 Mortgage Loans.

(3) The Class 2-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 2 Mortgage Loans.

(4) The Class 3-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans.

(5) The Class 4-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 4 Mortgage Loans.

(6) The Class 5-A Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group 5 Mortgage Loans.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

DEPOSITOR:                   Merrill Lynch Mortgage Investors, Inc.

Seller:                      Taberna Realty Holdings Trust

LEAD MANAGER:                Merrill Lynch, Pierce, Fenner & Smith Incorporated.

TRUSTEE:                     Wachovia Bank, National Association.

MASTER SERVICER:             Wells Fargo Bank, N.A.

SERVICERS:                   Aurora Loan Services LLC, Countrywide Home Loans
                             Servicing LP, PHH Mortgage Corp. and Wells Fargo
                             Bank, N.A.

RATING AGENCIES:             S&P and Fitch will rate the Senior Certificates.
                             S&P will rate the Mezzanine and Subordinate
                             Certificates. It is expected that the Certificates
                             will be assigned the credit ratings on page 4
                             of this preliminary Term Sheet.

CUT-OFF DATE:                December 1, 2005.

PRICING DATE:                On or about December [12] 2005.

CLOSING DATE:                On or about December [21], 2005.

DISTRIBUTION DATES:          The 25th day of each month (or if not a business
                             day, the next succeeding business day), commencing
                             in January 2006.

CERTIFICATES:                The "Senior Certificates" will consist of the Class
                             1-A-1, Class 1-A-2 (together with the Class 1-A-1
                             Certificates, the "Class 1-A Certificates"), Class
                             2-A-1, Class 2-A-2 (together with the Class 2-A-1
                             Certificates, the "Class 2-A Certificates"), Class
                             3-A-1, Class 3-A-2 (together with the Class 3-A-1
                             Certificates, the "Class 3-A Certificates"), Class
                             4-A-1, Class 4-A-2 (together with the Class 4-A-1
                             Certificates, the "Class 4-A Certificates"), Class
                             5-A-1, Class 5-A-2 (together with the Class 5-A-1
                             Certificates, the "Class 5-A Certificates")
                             (collectively, the "Class A Certificates"). The
                             "Mezzanine Certificates" will consist of the Class
                             M-1, Class M-2 and Class M-3 Certificates. The
                             "Subordinate Certificates" will consist of the
                             Class B-1, Class B-2 and Class B-3 Certificates.
                             The Senior Certificates, Mezzanine Certificates
                             and the Subordinate Certificates are collectively
                             referred to herein as the "Certificates". Only the
                             Class A Certificates (the "Offered Certificates")
                             are being offered publicly.

REGISTRATION:                The Offered Certificates will be made available in
                             book-entry form through DTC, and upon request only,
                             through Clearstream, Luxembourg and the Euroclear
                             system.

FEDERAL TAX TREATMENT:       It is anticipated that, for federal income tax
                             purposes, the Offered Certificates will represent
                             ownership of debt instruments.

ERISA ELIGIBILITY:           The Offered Certificates are expected to be ERISA
                             eligible. Prospective investors should review with
                             their legal advisors whether the purchase and
                             holding of any of the Offered Certificates could
                             give rise to a transaction prohibited or not
                             otherwise permissible under ERISA or other similar
                             laws.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

SMMEA TREATMENT:             The Senior Certificates and the Class M-1 Certifi-
                             cates will be "mortgage related securities" for
                             purposes of the Secondary Mortgage Market
                             Enhancement Act of 1984.

CLEAN-UP CALL:               The terms of the transaction allow for an optional
                             termination of the trust and retirement of the
                             Certificates on the date (the "Clean-Up Call Date")
                             on which the aggregate principal balance of the
                             Mortgage Loans is equal to 10% or less of the
                             aggregate principal balance of the Mortgage Loans
                             as of the Cut-off Date.

PRICING PREPAYMENT           The Offered Certificates will be priced assuming
SPEED:                       all loans are paid on their first reset date
                             ("CPB") at a prepayment speed of 25% CPR.

MORTGAGE LOANS:              The trust will consist of five groups of
                             approximately 2,081 adjustable rate, prime mortgage
                             loans secured by first liens on one- to four-family
                             residential properties. The information on the
                             Mortgage Loans described herein is based on a
                             statistical pool of approximately $941,945,474
                             aggregate principal balance of Mortgage Loans as
                             the Cut-off Date.

                             All of the Mortgage Loans have original terms to maturity of 30 years. Approximately 6.53%, 71.26%,
                             13.56% and 8.64% pay a fixed rate of interest for the first three, five, seven and ten years, respectively. After such fixed rate period, the Mortgage Loans adjusts semi-annually or annually based on the applicable index until maturity.
                             Approximately 52.64%, 21.82% and 25.55% of the
                             Mortgage Loans are indexed based on six-month
                             LIBOR, one-year LIBOR and one-year Treasury, respectively. Approximately 3.48%, 36.36%, 9.17% and 39.17% of the Mortgage Loans are scheduled to pay interest only for the first three, five, seven and ten years, respectively.

                             Approximately 28.91%, 25.04% and 20.25% of the
                             Mortgage Loans were originated by Merrill Lynch
                             Credit Corporation, Wells Fargo Bank and Aurora
                             Loan Services, respectively. No other originator represented more than 10% of the Mortgage Loans.
                             All Mortgage Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP 1                      As of the Cut-off Date, the Group 1 Mortgage Loans
MORTGAGE LOANS:              have an aggregate principal balance of
                             approximately $61,515,228, which equals
                             approximately 6.53% of the Mortgage Loans.

                             All of the Group 1 Mortgage Loans pay a fixed rate of interest for the first three years. After such three year period, the Group 1 Mortgage Loans adjust semi-annually or annually based on the applicable index until maturity. Approximately
                             87.06%, 12.19% and 0.74% of the Group 1 Mortgage
                             Loans are indexed based on six-month LIBOR, one-year LIBOR and one-year Treasury, respectively.

                             Approximately 53.27% and 44.28% of the Group 1
                             Mortgage Loans are scheduled to pay interest only for the first three and ten years, respectively.
                             After such three-year and ten-year interest-only term, the Group 1 Mortgage Loans are scheduled to amortize on a 27-year and 20-year fully amortizing basis, respectively.

                             Approximately 12.94%, 11.53%, 70.32% and 5.21% of
                             the Group 1 Mortgage Loans are subject to an interest rate cap of 2.000%, 3.000%, 5.000% and 6.000%, respectively, on the first adjustment date and approximately 87.06% and 12.94% of the Group 1
                             Mortgage Loans are subject to a periodic rate cap of 1.000% and 2.000%, respectively, on each adjustment date


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                              thereafter. Approximately 81.85% and 18.15% of the Group 1 Mortgage Loans are subject to a maximum mortgage rate equal to the initial mortgage rate plus 5.000% or 6.000%, respectively.

GROUP 2                       As of the Cut-off Date, the Group 2 Mortgage Loans
MORTGAGE LOANS:               have an aggregate principal balance of
                              approximately $513,892,768, which equals
                              approximately 54.56% of the Mortgage Loans.

                              All of the Group 2 Mortgage Loans pay a fixed rate of interest for the first five years. After such five year period, the Group 2 Mortgage Loans adjust semi-annually or annually based on the applicable index until maturity. Approximately
                              51.46%, 11.46% and 37.38% of the Group 2 Mortgage
                              Loans are indexed based on six-month LIBOR, one-year LIBOR and one-year Treasury, respectively.

                              Approximately 56.54% and 33.29% of the Group 2
                              Mortgage Loans are scheduled to pay interest only for the first five and ten years, respectively.
                              After such five-year and ten-year interest-only term, the Group 2 Mortgage Loans are scheduled to amortize on a 25-year and 20-year fully amortizing basis, respectively.

                              Approximately 1.94%, 74.90% and 23.16% of the
                              Group 2 Mortgage Loans are subject to an interest rate cap of 2.000%, 5.000% and 6.000%, respectively, on the first adjustment date and approximately 28.30% and 71.70% of the Group 2
                              Mortgage Loans are subject to a periodic rate cap of 1.000% and 2.000%, respectively, on each adjustment date thereafter. Approximately 74.90% and 25.10% of the Group 2 Mortgage Loans are subject to a maximum mortgage rate equal to the initial mortgage rate plus 5.000% or 6.000%, respectively.

GROUP 3                       As of the Cut-off Date, the Group 3 Mortgage Loans
MORTGAGE LOANS:               have an aggregate principal balance of
                              approximately $157,375,334, which equals
                              approximately 16.71% of the Mortgage Loans.

                              The Group 3 Mortgage Loans will consist of adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska).

                              All of the Group 3 Mortgage Loans pay a fixed rate of interest for the first five years. After such five year period, the Group 3 Mortgage Loans adjust semi-annually or annually based on the applicable index until maturity. Approximately
                              51.53%, 18.01% and 30.46% of the Group 3 Mortgage
                              Loans are indexed based on six-month LIBOR, one-year LIBOR and one-year Treasury, respectively.

                              Approximately 32.97% and 40.30% of the Group 3
                              Mortgage Loans are scheduled to pay interest only for the first five and ten years, respectively.
                              After such five-year and ten-year interest-only term, the Group 3 Mortgage Loans are scheduled to amortize on a 25-year and 20-year fully amortizing basis, respectively.

                              Approximately 11.50%, 55.19% and 33.30% of the
                              Group 3 Mortgage Loans are subject to an interest rate cap of 2.000%, 5.000% and 6.000%, respectively, on the first adjustment date and approximately 17.76% and 82.24% of the Group 3
                              Mortgage Loans are subject to a periodic


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                              rate cap of 1.000% and 2.000%, respectively, on each adjustment date thereafter. Approximately
                              55.12% and 44.88% of the Group 3 Mortgage Loans are subject to a maximum mortgage rate equal to the initial mortgage rate plus 5.000% or substantially 6.000%, respectively.

GROUP 4                       As of the Cut-off Date, the Group 4 Mortgage Loans
MORTGAGE LOANS:               have an aggregate principal balance of
                              approximately $127,741,374, which equals
                              approximately 13.56% of the Mortgage Loans.

                              All of the Group 4 Mortgage Loans pay a fixed rate of interest for the first seven years. After such seven year period, the Group 4 Mortgage Loans adjust semi-annually or annually based on the applicable index until maturity. Approximately
                              21.80%, 78.06% and 0.15% of the Group 4 Mortgage
                              Loans are indexed based on six-month LIBOR, one-year LIBOR and one-year Treasury, respectively.

                              Approximately 67.65% and 23.35% of the Group 4
                              Mortgage Loans are scheduled to pay interest only for the first seven and ten years, respectively.
                              After such seven-year and ten-year interest-only term, the Group 4 Mortgage Loans are scheduled to amortize on a 23-year and 20-year fully amortizing basis, respectively.

                              Approximately 2.03%, 91.39% and 6.57% of the Group
                              4 Mortgage Loans are subject to an interest rate cap of 2.000%, 5.000% and 6.000%, respectively, on the first adjustment date and approximately 18.48% and 81.52% of the Group 4 Mortgage Loans are subject to a periodic rate cap of 1.000% and 2.000%, respectively, on each adjustment date thereafter. Approximately 91.39% and 8.61% of the Group 4 Mortgage Loans are subject to a maximum mortgage rate equal to the initial mortgage rate plus 5.000% or 6.000%, respectively.

GROUP 5                       As of the Cut-off Date, the Group 5 Mortgage Loans
MORTGAGE LOANS:               have an aggregate principal balance of
                              approximately $81,420,769, which equals
                              approximately 8.64% of the Mortgage Loans.

                              All of the Group 5 Mortgage Loans pay a fixed rate of interest for the first ten years. After such ten year period, the Group 5 Mortgage Loans adjust semi-annually or annually based on the applicable index until maturity. Approximately 84.56% and 15.44% of the Group 5 Mortgage Loans are indexed based on six-month LIBOR and one-year LIBOR, respectively.

                              Approximately 95.09% of the Group 5 Mortgage Loans are scheduled to pay interest only for the first ten years. After such ten-year interest-only term, the Group 5 Mortgage Loans are scheduled to amortize on a 20-year fully amortizing basis.

                              All of the Group 5 Mortgage Loans are subject to an interest rate cap of 5.000% on the first adjustment date and approximately 84.56% and 15.44% of the Group 5 Mortgage Loans are subject to a periodic rate cap of 1.000% and 2.000%, respectively, on each adjustment date thereafter.
                              All of the Group 5 Mortgage Loans are subject to a maximum mortgage rate equal to the initial mortgage rate plus 5.000%.

ACCRUAL PERIOD:               The interest accrual period for the Certificates
                              for each Distribution Date will be the calendar
                              month immediately preceding the month in which the
                              Distribution Date occurs on a 30/360 basis.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

CREDIT ENHANCEMENT:           Senior/subordinate, shifting interest structure.


                                                                       BOND           INITIAL
                              CERTIFICATES            S&P/FITCH       SIZES*       SUBORDINATION*
                              ------------            ---------       ------       --------------
                              SENIOR CERTIFICATES     AAA/AAA         95.95%           4.05%
                              CLASS M-1               AA/NR            1.75%           2.30%
                              CLASS M-2               A/NR             0.80%           1.50%
                              CLASS M-3               BBB/NR           0.50%           1.00%
                              CLASS B-1               BB/NR            0.40%           0.60%
                              CLASS B-2               B/NR             0.35%           0.25%
                              CLASS B-3               NR/NR            0.25%           0.00%

                              *Preliminary and subject to revision.

SHIFTING INTEREST:            Prior to the Distribution Date occurring in
                              January 2013, the Mezzanine Certificates and
                              Subordinate Certificates will be locked out from
                              receipt of all unscheduled principal (unless the
                              Senior Certificates are paid down to zero or the
                              credit enhancement provided by the Mezzanine
                              Certificates and Subordinate Certificates has
                              doubled prior to such date as described below).
                              After such time and subject to standard collateral
                              performance triggers (as described in the
                              prospectus supplement), the Mezzanine Certificates
                              and Subordinate Certificates will receive an
                              increasing portion of unscheduled principal
                              prepayments.

                              The prepayment percentages on the Mezzanine
                              Certificates and Subordinate Certificates are as follows:

                              January 2006 - December 2012          0% Pro Rata Share
                              January 2013 - December 2013          30% Pro Rata Share
                              January 2014 - December 2014          40% Pro Rata Share
                              January 2015 - December 2015          60% Pro Rata Share
                              January 2016 - December 2016          80% Pro Rata Share
                              January 2017 and after                100% Pro Rata Share

                              Notwithstanding the foregoing, if the credit enhancement provided by the Mezzanine Certificates and Subordinate Certificates reaches twice the initial subordination, on or after the Distribution Date in January 2009, all principal
                              (scheduled principal and prepayments) will be paid pro-rata between the Senior, Mezzanine and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement percentage provided by the Subordinate
                              Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate
                              Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the Cut-off Date.

                              Any principal not allocated to the Mezzanine
                              Certificates and Subordinate Certificates will be allocated to the Senior Certificates.

ALLOCATION OF                 Any realized losses, on the Mortgage Loans will be
REALIZED LOSSES:              allocated as follows: first, to the Subordinate
                              Certificates in reverse order of their numerical
                              Class designations, in each case until the
                              respective certificate principal balance has been
                              reduced to zero; second, to the


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                              Mezzanine Certificates in reverse order of their numerical Class designations, in each case until the respective certificate principal balance has been reduced to zero; and third to the related
                              Senior Certificates; provided however that any realized losses otherwise allocated to the Class
                              1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A
                              Certificates will be allocated in reverse order of their ending numerical Class designations.



CERTIFICATES' PRIORITY OF     Distributions on the Certificates will be made on
DISTRIBUTIONS:                each Distribution Date from available interest and
                              principal collections received during the related
                              due period on the Mortgage Loans in the related
                              mortgage group (in the case of the Senior
                              Certificates and all mortgage groups (in the case
                              of the Mezzanine and Subordinate Certificates), in
                              the following order of priority:

                              1) To the Senior Certificates, accrued and unpaid interest at the respective pass-through rate;

                              2)  Concurrently as follows,
                                  i) To the Class 1-A Certificates, until its principal balance is reduced to zero, all principal received with respect to the Group 1 Mortgage Loans (other than any portion of such principal distributable to the Mezzanine and
                                        Subordinate Certificates pursuant to (3) below). Principal allocated to the Class
                                        1-A Certificates will be distributed
                                        pro-rata to the Class 1-A-1 Certificates and Class 1-A-2 Certificates, until their Certificate Principal Balances have been reduced to zero.

                                  ii) To the Class 2-A Certificates, until its principal balance is reduced to zero, all principal received with respect to the Group 2 Mortgage Loans (other than any portion of such principal distributable to the Mezzanine and
                                        Subordinate Certificates pursuant to
                                        (3)) below). Principal allocated to the
                                        Class 2-A Certificates will be
                                        distributed pro-rata to the Class 2-A-1
                                        Certificates and Class 2-A-2
                                        Certificates, until their Certificate
                                        Principal Balances have been reduced to
                                        zero.

                                  iii) To the Class 3-A Certificates, until its principal balance is reduced to zero, all principal received with respect to the Group 3 Mortgage Loans (other than any portion of such principal distributable to the Mezzanine and
                                        Subordinate Certificates pursuant to
                                        (3)) below). Principal allocated to the
                                        Class 3-A Certificates will be
                                        distributed pro-rata to the Class 3-A-1
                                        Certificates and Class 3-A-2
                                        Certificates, until their Certificate
                                        Principal Balances have been reduced to
                                        zero.

                                  iv) To the Class 4-A Certificates, until its principal balance is reduced to zero, all principal received with respect to the Group 4 Mortgage Loans (other than any portion of such principal distributable to the Mezzanine and
                                        Subordinate Certificates pursuant to
                                        (3)) below). Principal allocated to the
                                        Class 4-A Certificates will be
                                        distributed pro-rata to the Class 4-A-1
                                        Certificates and Class 4-A-2
                                        Certificates, until their Certificate
                                        Principal Balances have been reduced to
                                        zero.

                                  v) To the Class 5-A Certificates, until its principal balance is reduced to zero, all principal received with respect to the Group 5 Mortgage Loans (other than any portion of such principal distributable to the Mezzanine and
                                        Subordinate Certificates pursuant to
                                        (3)) below). Principal allocated to the
                                        Class 5-A Certificates will be
                                        distributed pro-rata to the Class 5-A-1
                                        Certificates and Class 5-A-2
                                        Certificates, until their Certificate
                                        Principal Balances have been reduced to
                                        zero.

                              3)  Sequentially to the Class M-1, Class M-2,
                                  Class M-3, Class B-1, Class B-2 and Class B-3
                                  Certificates, in that order, in each case up to an amount equal to and in the following order, (i) first, accrued and unpaid interest at the respective Pass-Through Rate and (ii) second, such Class' pro-rata share of principal as described under "Shifting
                                  Interest" above, until their respective
                                  certificate principal balances are reduced to zero.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                                  ASSUMPTIONS:
                        --------------------------------
                        25% CPR
                        To Weighted Average Roll Date
                        Initial 6 Month LIBOR:   4.6513%
                        Initial 1 Year LIBOR:    4.8681%
                        Initial 1 Year Treasury: 4.3500%

                     ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                ORIG    REM
                                                                AMORT  AMORT
                                                                TERM   TERM
                                                                (LESS (LESS    ORIG   REM           INITIAL
                                    NET    ORIGINAL  REMAINING    IO    IO      IO    IO    GROSS    RATE
           CURRENT     MORTGAGE  MORTGAGE    TERM     TERM      TERM)  TERM)   TERM  TERM   MARGIN  CHANGE   PERIODIC  MAXIMUM
GROUP    BALANCE ($)    RATE(%)   RATE(%)    (MOS)    (MOS)     (MOS)  (MOS)  (MOS)  (MOS)   (%)    CAP(%)    CAP(%)   RATE(%)
-----  --------------  --------  --------  --------  ---------  -----  -----  -----  -----  ------  -------   -------  -------
1        1,046,148.00    5.518     5.268      360       356       360    356      0      0   2.529    2.000     2.000   11.518
1        4,396,429.00    5.370     5.120      360       356       240    240    120    116   2.487    2.000     2.000   11.370
1          918,524.00    5.571     5.321      360       354       324    324     36     30   2.250    2.000     2.000   11.571
1        1,140,137.00    4.979     4.729      360       354       324    324     36     30   2.250    2.000     2.000   10.979
1          457,693.00    4.878     4.628      360       355       360    355      0      0   2.750    2.000     2.000   10.878
1       22,845,043.21    5.363     5.113      360       358       240    240    120    118   2.250    4.379     1.000   10.363
1       30,711,254.05    5.489     5.239      360       357       324    324     36     33   2.026    5.104     1.000   10.591
2        2,006,703.44    5.540     5.290      360       355       360    355      0      0   2.250    5.000     2.000   10.540
2          407,185.63    6.000     5.750      360       357       360    357      0      0   2.250    5.000     2.000   11.000
2       14,272,406.92    5.714     5.464      360       356       240    240    120    116   2.454    3.039     2.000   11.368
2       39,417,732.96    5.427     5.177      360       355       300    300     60     55   2.250    5.000     2.000   10.427
2        1,262,968.00    5.208     4.958      360       354       300    300     60     54   2.250    5.000     2.000   10.208
2       34,360,372.58    4.899     4.649      360       357       360    357      0      0   2.750    4.946     2.000    9.917
2       31,606,523.50    5.020     4.770      360       357       240    240    120    117   2.742    5.000     2.000   10.020
2      126,108,348.16    5.038     4.788      360       356       300    300     60     56   2.750    5.000     2.000   10.038
2        9,544,707.16    5.908     5.658      360       357       360    357      0      0   2.201    5.804     1.804   11.712
2        5,938,929.43    6.009     5.759      360       356       360    356      0      0   2.250    6.000     2.000   12.009
2       70,519,660.37    5.900     5.650      360       357       240    240    120    117   2.197    5.720     1.720   11.619
2        4,064,700.00    6.058     5.808      360       356       240    240    120    116   2.250    6.000     2.000   12.058
2       46,930,443.78    5.987     5.737      360       356       240    240    120    116   2.250    6.000     2.000   11.987
2          904,000.00    5.875     5.625      360       356       240    240    120    116   2.250    6.000     2.000   11.875
2        2,770,886.43    6.046     5.796      360       356       240    240    120    116   2.250    6.000     2.000   12.046
2      123,777,199.85    5.539     5.289      360       358       300    300     60     58   2.000    5.000     1.000   10.539

                           NUMBER OF
                             MONTHS           ORIGINAL
                  RATE     UNTIL NEXT         MONTHS TO
                 CHANGE       RATE             PREPAY
       MINIMUM  FREQUENCY  ADJUSTMENT          PENALTY
GROUP  RATE(%)    (MOS)       DATE     INDEX  EXPIRATION
-----  -------  ---------  ----------  -----  ----------
1        2.529      12         32        1YL        0
1        2.487      12         32        1YL        0
1        3.034      12         30        1YL        0
1        2.250      12         30        1YL       36
1        2.750      12         31        1YT        0
1        2.250       6         34        6ML        0
1        2.026       6         33        6ML        0
2        2.250      12         55        1YL        0
2        2.250      12         57        1YL       36
2        2.454      12         56        1YL        0
2        2.250      12         55        1YL        0
2        2.250      12         54        1YL       36
2        2.750      12         57        1YT        0
2        2.742      12         57        1YT        0
2        2.750      12         56        1YT        0
2        2.201       6         57        6ML        0
2        2.250       6         56        6ML       36
2        2.197       6         57        6ML        0
2        2.250       6         56        6ML        4
2        2.250       6         56        6ML       36
2        2.250       6         56        6ML        5
2        2.250       6         56        6ML        6
2        2.000       6         58        6ML        0

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

               ASSUMED MORTGAGE LOAN CHARACTERISTICS (CONTINUED)

                                                                ORIG   REM
                                                                AMORT  AMORT
                                                                TERM   TERM
                                                                (LESS  (LESS  ORIG   REM            INITIAL
                                 NET       ORIGINAL  REMAINING  IO     IO     IO     IO     GROSS   RATE
       CURRENT         MORTGAGE  MORTGAGE  TERM      TERM       TERM)  TERM)  TERM   TERM   MARGIN  CHANGE   PERIODIC  MAXIMUM
GROUP  BALANCE ($)     RATE(%)   RATE(%)   (MOS)     (MOS)      (MOS)  (MOS)  (MOS)  (MOS)  (%)     CAP(%)   CAP(%)    RATE(%)
-----  --------------  --------  --------  --------  ---------  -----  -----  -----  -----  ------  -------  --------  -------
3        4,938,136.47     5.879     5.629       360        356    360    356      0      0   2.250    5.000     2.000   10.879
3          364,677.01     5.704     5.454       360        355    360    355      0      0   2.250    5.000     2.000   10.704
3          310,946.46     5.375     5.125       360        356    360    356      0      0   2.250    5.000     2.000   10.375
3       18,045,832.50     5.551     5.301       360        355    240    240    120    115   2.471    2.501     2.000   11.384
3        3,330,160.72     6.014     5.764       360        357    240    240    120    117   2.352    5.043     2.000   11.057
3          517,446.56     6.554     6.304       360        357    240    240    120    117   2.250    5.000     2.000   11.554
3          837,999.84     5.368     5.118       360        355    300    300     60     55   2.317    5.000     2.000   10.502
3        4,269,493.84     5.193     4.943       360        356    360    356      0      0   2.750    2.842     2.000   10.912
3        7,029,881.44     5.101     4.851       360        357    240    240    120    117   2.750    5.000     2.000   10.101
3       36,631,193.66     5.128     4.878       360        357    300    300     60     57   2.750    5.000     2.000   10.128
3        3,889,482.61     5.663     5.413       360        356    360    356      0      0   2.249    5.829     1.829   11.492
3          575,048.79     6.069     5.819       360        355    360    355      0      0   2.750    6.000     2.000   12.069
3          339,321.37     6.000     5.750       360        357    360    357      0      0   2.250    6.000     2.000   12.000
3       26,699,025.28     5.910     5.660       360        356    360    356      0      0   2.354    6.000     2.000   11.910
3          679,729.95     5.681     5.431       360        356    360    356      0      0   2.250    5.655     2.000   11.337
3       25,114,686.49     5.612     5.362       360        356    240    240    120    116   2.232    5.456     1.477   11.068
3          293,600.00     6.375     6.125       360        356    240    240    120    116   2.750    6.000     2.000   12.375
3          189,000.00     6.000     5.750       360        356    240    240    120    116   2.250    6.000     2.000   12.000
3        8,905,885.70     5.993     5.743       360        356    240    240    120    116   2.339    5.988     2.000   11.981
3       14,413,785.78     5.585     5.335       360        358    300    300     60     58   2.004    5.017     1.017   10.602
4        8,151,038.13     5.711     5.461       360        358    360    358      0      0   2.250    5.059     2.000   10.769
4        1,702,250.00     5.516     5.266       360        359    360    359      0      0   2.250    5.000     2.000   10.516
4          419,452.16     5.625     5.375       360        358    360    358      0      0   2.250    5.000     2.000   10.625
4        3,021,116.00     5.964     5.714       360        355    240    240    120    115   2.495    2.607     2.000   11.762
4       67,135,014.15     5.763     5.513       360        358    276    276     84     82   2.250    5.029     2.000   10.791
4       10,684,528.33     5.866     5.616       360        359    276    276     84     83   2.250    5.000     2.000   10.866
4        5,848,397.00     5.735     5.485       360        357    276    276     84     81   2.250    5.301     2.000   11.037
4        2,747,800.00     5.604     5.354       360        359    276    276     84     83   2.250    5.000     2.000   10.604
4          186,444.00     4.625     4.375       360        356    360    356      0      0   2.750    2.000     2.000   10.625
4          694,162.00     5.653     5.403       360        357    360    357      0      0   2.250    5.000     1.000   10.653
4          345,594.57     6.690     6.440       360        357    360    357      0      0   2.250    6.000     2.000   12.690
4       25,252,592.55     5.848     5.598       360        356    240    240    120    116   2.250    5.093     1.093   10.941
4        1,552,985.27     6.411     6.161       360        356    240    240    120    116   2.250    6.000     2.000   12.411
5       12,567,995.00     5.586     5.336       360        355    240    240    120    115   2.250    5.000     2.000   10.586
5        3,994,145.80     5.783     5.533       360        355    360    355      0      0   2.000    5.000     1.000   10.783
5       64,858,627.73     5.723     5.473       360        355    240    240    120    115   2.000    5.000     1.000   10.723

                           NUMBER OF
                           MONTHS             ORIGINAL
                RATE       UNTIL NEXT         MONTHS TO
                CHANGE     RATE               PREPAY
       MINIMUM  FREQUENCY  ADJUSTMENT         PENALTY
GROUP  RATE(%)  (MOS)      DATE        INDEX  EXPIRATION
-----  -------  ---------  ----------  -----  ----------
3        2.250         12          56    1YL      0
3        2.250         12          55    1YL     36
3        2.250         12          56    1YL      6
3        2.471         12          55    1YL      0
3        2.352         12          57    1YL     36
3        2.250         12          57    1YL      6
3        2.317         12          55    1YL      0
3        2.750         12          56    1YT      0
3        2.750         12          57    1YT      0
3        2.750         12          57    1YT      0
3        2.249          6          56    6ML      0
3        6.069          6          55    6ML     24
3        2.250          6          57    6ML      4
3        3.132          6          56    6ML     36
3        2.250          6          56    6ML      6
3        2.280          6          56    6ML      0
3        6.375          6          56    6ML     24
3        2.250          6          56    6ML      4
3        3.026          6          56    6ML     36
3        2.004          6          58    6ML      0
4        2.250         12          82    1YL      0
4        2.250         12          83    1YL     12
4        2.250         12          82    1YL     36
4        2.495         12          79    1YL      0
4        2.250         12          82    1YL      0
4        2.250         12          83    1YL     12
4        2.250         12          81    1YL     36
4        2.250         12          83    1YL     60
4        2.750         12          80    1YT      0
4        2.250          6          81    6ML      0
4        2.250          6          81    6ML     36
4        2.250          6          80    6ML      0
4        2.250          6          80    6ML     36
5        2.250         12         115    1YL      0
5        2.000          6         115    6ML      0
5        2.000          6         115    6ML      0

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

                    GROUP 1 MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance                               $61,515,228.26
Total Number of Loans                               128

                                  AVERAGE OR
                                   WEIGHTED
                                  AVERAGE (1)         MINIMUM            MAXIMUM
                                  -----------         -------            -------
Current Balance                   $480,587.72       $94,000.00       $1,999,900.00
Original Balance                  $482,599.96       $94,000.00       $1,999,900.00

Loan Rate                              5.421%           4.125%              7.500%
Servicing Fee                          0.250%           0.250%              0.250%
Net Loan Rate                          5.171%           3.875%              7.250%

Gross Margin                           2.164%           2.000%              3.250%
Maximum Loan Rate                     10.602%           9.125%             13.500%

Original LTV                           73.81%           18.40%             100.00%

Credit Score                              745              642                 819

Original Term (mos)                       360              360                 360
Remaining Term (mos)                      357              333                 359
Seasoning (mos)                             3                1                  27

Next Rate Reset (mos)                      33                9                  35
Rate Adj Freq (mos)                         7                6                  12
First Rate Adj Freq (mos)                  36               36                  36

IO Original Term (mos) (2)                 74               36                 120
IO Remaining Term (mos) (2)                71                9                 119

Top State Concentrations ($)      CA(16.47%),MA(12.83%),FL(11.48%),NJ(11.16%),TX(5.72%)

First Pay Date                                      10/01/2003          12/01/2005
Rate Change Date                                    09/01/2006          11/01/2008
Maturity Date                                       09/01/2033          11/01/2035

(1)   Based on current balances

(2)   For Interest-Only loans.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
INDEX                            LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
6 Month LIBOR                        105  $53,556,297.26       87.06%    5.435%       745     $510,060    73.48%   88.01%    100.00%
1 Year LIBOR                          21    7,501,238.00       12.19     5.356        744      357,202    76.92    76.50      86.05
1 Year Treasury                        2      457,693.00        0.74     4.878        727      228,847    61.84   100.00       0.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

PRODUCT TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
PRODUCT TYPE                     LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
3/27 LIBOR IO Loans (6M LIBOR)       105  $53,556,297.26       87.06%    5.435%       745     $510,060    73.48%   88.01%    100.00%
3/27 LIBOR IO Loans (1Y LIBOR)        19    6,455,090.00       10.49     5.329        742      339,742    77.66    77.21     100.00
3/27 LIBOR Loans (1Y LIBOR)            2    1,046,148.00        1.70     5.518        757      523,074    72.40    72.06       0.00
3/1 Treasury Loans                     2      457,693.00        0.74     4.878        727      228,847    61.84   100.00       0.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

AMORTIZATION TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
AMORTIZATION TYPE                LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
Fully Amortizing                       4   $1,503,841.00        2.44%    5.323%       748     $375,960    69.18%   80.56%      0.00%
36 Month Interest-Only                48   32,769,915.05       53.27     5.474        749      682,707    73.18    88.53     100.00
120 Month Interest-Only               76   27,241,472.21       44.28     5.364        740      358,440    74.83    84.83     100.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
RANGE OF CUT-OFF DATE           MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
STATED PRINCIPAL BALANCES ($)    LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
0.01 to 100,000.00                     2  $   194,000.00        0.32%    5.479%       732   $   97,000    46.82%  100.00%    100.00%
100,000.01 to 200,000.00              28    4,389,195.55        7.14     5.313        723      156,757    77.23    84.62      96.60
200,000.01 to 300,000.00              19    4,873,002.00        7.92     5.455        729      256,474    79.17    84.08      94.00
300,000.01 to 400,000.00              15    5,216,625.86        8.48     5.324        742      347,775    72.36    79.54      94.09
400,000.01 to 500,000.00              19    8,674,956.14       14.10     5.441        748      456,577    74.11    79.96     100.00
500,000.01 to 600,000.00              14    7,740,668.02       12.58     5.389        757      552,905    70.14    71.64     100.00
600,000.01 to 700,000.00               6    3,846,250.00        6.25     5.510        739      641,042    79.39   100.00     100.00
700,000.01 to 800,000.00               9    6,743,914.96       10.96     5.415        740      749,324    76.32    89.18      88.82
800,000.01 to 900,000.00               1      900,000.00        1.46     5.000        764      900,000    75.00   100.00     100.00
900,000.01 to 1,000,000.00             6    5,930,999.00        9.64     5.392        760      988,500    77.53    83.14     100.00
1,000,000.01 to 1,100,000.00           1    1,098,716.73        1.79     5.875        801    1,098,717    64.71   100.00     100.00
1,200,000.01 to 1,300,000.00           3    3,745,000.00        6.09     5.208        719    1,248,333    58.11   100.00     100.00
1,300,000.01 to 1,400,000.00           1    1,392,000.00        2.26     5.750        769    1,392,000    89.81   100.00     100.00
1,400,000.01 to 1,500,000.00           2    2,970,000.00        4.83     5.374        716    1,485,000    59.34   100.00     100.00
1,500,000.01 to 2,000,000.00           2    3,799,900.00        6.18     5.718        774    1,899,950    80.60   100.00     100.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745   $  480,588    73.81%   86.70%     97.56%

CURRENT MORTGAGE RATES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
RANGE OF CURRENT                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MORTGAGE RATES (%)               LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
4.001 to 4.250                         1  $   210,000.00        0.34%    4.125%       730     $210,000    75.00%  100.00%    100.00%
4.251 to 4.500                         1      343,200.00        0.56     4.500        777      343,200    80.00     0.00     100.00
4.501 to 4.750                         7    2,572,560.00        4.18     4.678        733      367,509    64.10   100.00      64.89
4.751 to 5.000                        12    4,948,715.76        8.04     4.969        731      412,393    79.58    87.69      93.77
5.001 to 5.250                        30   15,585,345.70       25.34     5.161        752      519,512    66.06    88.60     100.00
5.251 to 5.500                        37   16,777,311.00       27.27     5.421        726      453,441    76.65    89.39     100.00
5.501 to 5.750                        26   11,962,021.07       19.45     5.708        750      460,078    76.25    76.37     100.00
5.751 to 6.000                        10    7,547,616.73       12.27     5.916        782      754,762    78.66    92.65     100.00
6.001 to 6.250                         3    1,276,175.00        2.07     6.240        718      425,392    71.35   100.00     100.00
7.251 to 7.500                         1      292,283.00        0.48     7.500        676      292,283    90.00     0.00       0.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
REMAINING TERM (MONTHS)          LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
325 to 336                             1  $ 1,245,000.00        2.02%    5.125%       761   $1,245,000    60.70%  100.00%    100.00%
349 to 360                           127   60,270,228.26       97.98     5.428        745      474,569    74.09    86.42      97.50
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745   $  480,588    73.81%   86.70%     97.56%

ORIGINAL LOAN-TO-VALUE RATIOS

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
RANGE OF ORIGINAL               MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
LOAN-TO-VALUE RATIOS (%)         LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
10.01 to 20.00                         1  $    94,000.00        0.15%    5.590%       767     $ 94,000    18.40%  100.00%    100.00%
30.01 to 40.00                         2      997,817.12        1.62     4.929        716      498,909    30.70   100.00     100.00
40.01 to 50.00                         6    2,981,642.96        4.85     5.363        763      496,940    45.64    88.40      94.99
50.01 to 60.00                        10    6,478,117.42       10.53     5.407        731      647,812    55.36    90.74     100.00
60.01 to 70.00                        19   11,606,044.48       18.87     5.458        744      610,844    65.69    72.49      93.50
70.01 to 75.00                        15    6,969,807.76       11.33     5.269        740      464,654    73.24   100.00      95.58
75.01 to 80.00                        54   20,838,136.97       33.87     5.347        748      385,891    79.25    85.57     100.00
80.01 to 85.00                         2    1,943,175.00        3.16     5.926        778      971,588    83.68   100.00     100.00
85.01 to 90.00                         4    2,321,277.00        3.77     5.865        749      580,319    89.34    87.41      87.41
90.01 to 95.00                         5      836,709.55        1.36     5.515        687      167,342    92.55    77.41     100.00
95.01 to 100.00                       10    6,448,500.00       10.48     5.554        747      644,850    99.53    91.39     100.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

CREDIT SCORES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
RANGE OF CREDIT SCORES           LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
626 to 650                             1  $   104,250.00        0.17%    6.125%       642     $104,250    94.77%  100.00%    100.00%
651 to 675                            10    4,243,324.12        6.90     5.328        667      424,332    70.39    95.54     100.00
676 to 700                            16    5,730,867.00        9.32     5.357        686      358,179    73.94    82.78      94.90
701 to 725                            25   11,337,827.38       18.43     5.421        716      453,513    74.78    84.56      98.68
726 to 750                            18    7,102,911.76       11.55     5.445        737      394,606    71.70    92.26      95.66
751 to 775                            29   16,485,255.70       26.80     5.367        763      568,457    71.97    81.79     100.00
776 to 800                            24   13,556,665.47       22.04     5.439        787      564,861    78.87    87.43      94.44
801 to 825                             5    2,954,126.83        4.80     5.823        807      590,825    66.21   100.00     100.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%    97.56%

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
GEOGRAPHIC AREA                  LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
Alabama                                1  $   431,600.00        0.70%    4.875%       750   $  431,600    80.00%  100.00%    100.00%
Arizona                                5    1,984,838.29        3.23     5.354        749      396,968    73.52    54.02     100.00
California                            19   10,132,073.70       16.47     5.425        754      533,267    66.78    84.39      92.56
Colorado                               3    1,307,000.00        2.12     5.463        787      435,667    90.33   100.00     100.00
Delaware                               1      164,966.00        0.27     5.500        688      164,966    66.00   100.00     100.00
Florida                               12    7,064,786.76       11.48     5.485        752      588,732    74.93    78.06     100.00
Georgia                                2      612,694.00        1.00     5.165        748      306,347    88.32   100.00     100.00
Hawaii                                 2    1,555,999.00        2.53     5.214        777      778,000    76.55    64.27     100.00
Illinois                               8    1,977,136.00        3.21     5.337        730      247,142    76.02   100.00     100.00
Kansas                                 1    1,392,000.00        2.26     5.750        769    1,392,000    89.81   100.00     100.00
Kentucky                               3    1,329,649.42        2.16     5.784        760      443,216    83.70    68.51     100.00
Maryland                               3    1,249,600.00        2.03     5.615        762      416,533    92.80   100.00     100.00
Massachusetts                          9    7,891,929.37       12.83     5.448        724      876,881    66.58    94.58     100.00
Michigan                              13    2,436,252.00        3.96     5.498        719      187,404    72.37    87.48     100.00
Missouri                               2    1,043,175.00        1.70     5.000        755      521,588    76.13   100.00     100.00
New Hampshire                          2      972,817.12        1.58     5.125        717      486,409    55.87   100.00     100.00
New Jersey                            16    6,866,132.00       11.16     5.463        727      429,133    77.59    81.68      91.25
New York                               4    2,951,000.00        4.80     5.350        760      737,750    63.34    93.87     100.00
North Carolina                         2    1,010,000.00        1.64     5.887        789      505,000   100.00    45.05     100.00
Ohio                                   1      157,500.00        0.26     5.625        654      157,500    90.00   100.00     100.00
Oregon                                 2      446,550.00        0.73     5.428        718      223,275    97.88    57.66     100.00
Pennsylvania                           2      739,916.87        1.20     5.159        781      369,958    79.58   100.00     100.00
South Carolina                         1      217,250.00        0.35     5.250        787      217,250    50.00   100.00     100.00
Tennessee                              1      149,419.00        0.24     4.625        724      149,419    40.65   100.00       0.00
Texas                                  4    3,519,080.73        5.72     5.298        741      879,770    65.77   100.00     100.00
Utah                                   1      156,000.00        0.25     5.000        754      156,000    80.00   100.00     100.00
Virginia                               5    1,731,363.00        2.81     5.243        751      346,273    80.00    85.68     100.00
Washington                             1      571,500.00        0.93     5.250        733      571,500    72.34   100.00     100.00
Wisconsin                              2    1,453,000.00        2.36     5.621        734      726,500    93.56   100.00     100.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745   $  480,588    73.81%   86.70%     97.56%

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
OCCUPANCY TYPE                   LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
Primary                              112  $53,779,819.26       87.43%     5.379%      743     $480,177    72.82%   86.35%     97.75%
Second Home                           11    6,071,382.00        9.87      5.685       761      551,944    79.01    90.94     100.00
Investment                             5    1,664,027.00        2.71      5.824       748      332,805    86.88    82.44      82.44
TOTAL:                               128  $61,515,228.26      100.00%     5.421%      745     $480,588    73.81%   86.70%     97.56%

PROPERTY TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
PROPERTY TYPE                    LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
Single Family                         75  $39,248,783.16       63.80%    5.407%       743     $523,317    71.64%   91.31%     96.55%
Condominium                           26    9,986,543.60       16.23     5.373        740      384,098    78.66    77.99     100.00
Deminimis PUD                         11    6,825,683.50       11.10     5.507        767      620,517    75.63    86.63     100.00
PUD                                   16    5,454,218.00        8.87     5.508        742      340,889    78.33    69.55      97.26
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

LOAN PURPOSE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
LOAN PURPOSE                     LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
Purchase                              66  $30,086,003.18       48.91%    5.484%       753     $455,849    79.75%   78.10%     95.00%
Refinance - Rate Term                 38   19,507,383.52       31.71     5.412        735      513,352    67.57    97.27     100.00
Refinance - Cashout                   24   11,921,841.56       19.38     5.278        740      496,743    69.05    91.10     100.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MLCC UNDERWRITING                LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
Full Documentation                    63  $41,342,272.10       67.21%    5.441%       747     $656,227    74.10%  100.00%    100.00%
Stated Income                          4    2,257,000.00        3.67     5.492        752      564,250    61.60     0.00     100.00
No Documentation                       4    1,881,278.16        3.06     5.519        750      470,320    62.51     0.00     100.00
Alternative Documentation              2      983,000.00        1.60     5.565        786      491,500    91.29     0.00     100.00
SUB-TOTAL:                            73  $46,463,550.26       75.53%    5.449%       748     $636,487    73.38%   88.98%    100.00%
OTHER UNDERWRITING
Full Documentation                    45  $11,990,570.00       19.49%    5.299%       738     $266,457    73.45%  100.00%     89.90%
Stated Income                          9    2,768,825.00        4.50     5.270        725      307,647    80.94     0.00     100.00
Other Documentation                    1      292,283.00        0.48     7.500        676      292,283    90.00     0.00       0.00
SUB-TOTAL:                            55  $15,051,678.00       24.47%    5.337%       734     $273,667    75.15%   79.66%     90.01%
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

MARGINS

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MARGINS (%)                      LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
1.751 to 2.000                        40  $27,506,254.05       44.71%    5.492%       757     $687,656    73.79%   90.83%    100.00%
2.001 to 2.250                        72   29,098,169.21       47.30     5.349        734      404,141    73.49    81.56      97.41
2.251 to 2.500                        13    4,160,829.00        6.76     5.377        743      320,064    76.43   100.00     100.00
2.501 to 2.750                         2      457,693.00        0.74     4.878        727      228,847    61.84   100.00       0.00
3.001 to 3.250                         1      292,283.00        0.48     7.500        676      292,283    90.00     0.00       0.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MAXIMUM MORTGAGE RATE (%)        LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
9.001 to 9.250                         1     $210,000.00        0.34%    4.125%       730     $210,000    75.00%  100.00%    100.00%
9.501 to 9.750                         6    2,001,276.00        3.25     4.687        714      333,546    67.94   100.00     100.00
9.751 to 10.000                       10    4,308,441.76        7.00     4.974        731      430,844    80.09    85.86     100.00
10.001 to 10.250                      25   14,123,026.70       22.96     5.158        753      564,921    65.09    92.01     100.00
10.251 to 10.500                      24   10,230,940.00       16.63     5.394        734      426,289    79.94    79.25     100.00
10.501 to 10.750                      26   11,900,305.07       19.35     5.635        757      457,704    75.26    80.28      92.41
10.751 to 11.000                      11    7,855,890.73       12.77     5.880        780      714,172    78.40    92.94      96.08
11.001 to 11.250                       8    2,738,494.00        4.45     5.682        727      342,312    73.54    76.35     100.00
11.251 to 11.500                      14    6,889,571.00       11.20     5.415        718      492,112    71.94   100.00     100.00
11.501 to 11.750                       2      965,000.00        1.57     5.687        687      482,500    74.62    50.26     100.00
13.251 to 13.500                       1      292,283.00        0.48     7.500        676      292,283    90.00     0.00       0.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

NEXT RATE ADJUSTMENT DATE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                 NUMBER     AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                   OF       PRINCIPAL      AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                                MORTGAGE     BALANCE        CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
NEXT RATE ADJUSTMENT DATE        LOANS     OUTSTANDING       DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------------  --------  --------------  -----------  --------  --------  -----------  --------  -------  ---------
September 2006                         1   $1,245,000.00        2.02%    5.125%       761   $1,245,000    60.70%  100.00%    100.00%
June 2008                              4    1,620,137.00        2.63     5.207        736      405,034    79.85    23.76     100.00
July 2008                             14    4,511,869.00        7.33     5.188        753      322,276    73.69   100.00      73.15
August 2008                            9    3,179,908.76        5.17     5.329        730      353,323    77.82    82.52     100.00
September 2008                        35   11,410,315.55       18.55     5.345        726      326,009    73.66    88.87      97.44
October 2008                          32   18,419,254.44       29.94     5.432        736      575,602    72.31    91.81     100.00
November 2008                         33   21,128,743.51       34.35     5.551        763      640,265    74.95    82.90     100.00
TOTAL:                               128  $61,515,228.26      100.00%    5.421%       745     $480,588    73.81%   86.70%     97.56%

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

                     GROUP 2 MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance                               $513,892,768.21
Total Number of Loans                                     865

                                             AVERAGE OR
                                         WEIGHTED AVERAGE (1)     MINIMUM       MAXIMUM
                                         --------------------     -------       -------
Current Balance                              $594,095.69        $300,000.00   $5,500,000.00
Original Balance                             $595,458.21        $360,000.00   $5,500,000.00

Loan Rate                                       5.447%             3.750%        7.000%
Servicing Fee                                   0.250%             0.250%        0.250%
Net Loan Rate                                   5.197%             3.500%        6.750%

Gross Margin                                    2.374%             2.000%        3.250%
Maximum Loan Rate                              10.698%             8.750%       13.000%

Original LTV                                    70.19%             24.86%       100.00%

Credit Score                                     740                592           819

Original Term (mos)                              360                360           360
Remaining Term (mos)                             357                349           359
Seasoning (mos)                                   3                  1             11

Next Rate Reset (mos)                            57                 49             59
Rate Adj Freq (mos)                               9                  6             12
First Rate Adj Freq (mos)                        60                 60             60

IO Original Term (mos) (2)                       82                 60            120
IO Remaining Term (mos) (2)                      79                 49            119

Top State Concentrations ($)                 CA(37.85%),FL(5.99%),NY(5.19%),VA(5.03%),NJ(4.74%)

First Pay Date                                                  02/01/2005    12/01/2005
Rate Change Date                                                01/01/2010    11/01/2010
Maturity Date                                                   01/01/2035    11/01/2035

----------
(1) Based on current balances

(2) For Interest-Only loans.


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
INDEX                         LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-----                         -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
6 Month LIBOR                     470  $264,450,527.02         51.46%    5.753%      735  $   562,661     69.03%   41.29%     94.14%
1 Year Treasury                   302   192,075,244.24         37.38     5.011       749      636,011     70.80    46.12      82.11
1 Year LIBOR                       93    57,366,996.95         11.16     5.502       734      616,849     73.51    45.49      95.79
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

PRODUCT TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PRODUCT TYPE                  LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
------------                  -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
5/25 LIBOR IO Loans
 (6M LIBOR)                       435  $248,966,890.43         48.45%    5.741%      735  $   572,338     68.90%   43.11%    100.00%
5/1 Treasury IO Loans             239   157,714,871.66         30.69     5.035       749      659,895     70.82    49.41     100.00
5/25 LIBOR IO Loans
 (1Y LIBOR)                        88    54,953,107.88         10.69     5.497       736      624,467     73.76    46.62     100.00
5/1 Treasury Loans                 63    34,360,372.58          6.69     4.899       750      545,403     70.71    31.04       0.00
5/25 LIBOR Loans
 (6M LIBOR)                        35    15,483,636.59          3.01     5.947       731      442,390     71.07    12.07       0.00
5/25 LIBOR Loans
 (1Y LIBOR)                         5     2,413,889.07          0.47     5.618       709      482,778     67.86    19.63       0.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

AMORTIZATION TYPE


                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
AMORTIZATION TYPE             LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-----------------             -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Fully Amortizing                  103  $ 52,257,898.24         10.17%    5.243%      743  $   507,358     70.69%   24.89%      0.00%
60 Month Interest-Only            425   290,566,248.97         56.54     5.305       744      683,685     68.53    58.62     100.00
120 Month Interest-Only           337   171,068,621.00         33.29     5.752       732      507,622     72.87    23.71     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
RANGE OF CUT-OFF DATE       NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
STATED PRINCIPAL            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
BALANCES ($)                  LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
------------                  -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
200,000.01 to 300,000.00            1  $    300,000.00          0.06%    5.875%      764  $   300,000     65.00%    0.00%    100.00%
300,000.01 to 400,000.00          104    39,896,903.81          7.76     5.922       725      383,624     72.70    20.66      91.27
400,000.01 to 500,000.00          378   171,310,753.55         33.34     5.591       739      453,203     73.38    23.93      83.70
500,000.01 to 600,000.00          138    76,094,486.71         14.81     5.250       746      551,409     73.65    48.17      89.96
600,000.01 to 700,000.00           85    55,191,707.09         10.74     5.290       742      649,314     71.72    46.87      88.42
700,000.01 to 800,000.00           34    25,493,271.76          4.96     5.230       736      749,802     72.22    67.86      91.00
800,000.01 to 900,000.00           37    32,040,062.16          6.23     5.269       742      865,948     69.14    57.15      92.02
900,000.01 to 1,000,000.00         46    44,824,938.76          8.72     5.221       752      974,455     62.77    58.80      95.59
1,000,000.01 to
 1,100,000.00                       6     6,365,527.18          1.24     5.505       759    1,060,921     65.17    50.09     100.00
1,100,000.01 to
 1,200,000.00                       7     7,973,825.81          1.55     5.796       757    1,139,118     68.37    56.48     100.00
1,200,000.01 to
 1,300,000.00                       2     2,527,500.00          0.49     5.750       755    1,263,750     82.60    50.05     100.00
1,300,000.01 to
 1,400,000.00                       4     5,526,291.38          1.08     5.342       754    1,381,573     63.90    50.65     100.00
1,400,000.01 to
 1,500,000.00                       6     8,906,500.00          1.73     5.083       738    1,484,417     67.68    83.16     100.00
1,500,000.01 to
 2,000,000.00                      14    25,716,000.00          5.00     5.330       730    1,836,857     55.41    84.64     100.00
2,000,000.01 to
 2,500,000.00                       1     2,500,000.00          0.49     5.375       775    2,500,000     54.95     0.00     100.00
2,500,000.01 or greater             2     9,225,000.00          1.80     5.950       692    4,612,500     50.00   100.00     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

CURRENT MORTGAGE RATES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF CURRENT            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MORTGAGE RATES (%)            LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
------------------            -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
3.501 to 3.750                      1  $    796,373.93          0.15%    3.750%      778  $   796,374     51.75%  100.00%      0.00%
3.751 to 4.000                      2     1,695,200.00          0.33     3.941       746      847,600     73.54    47.19     100.00
4.001 to 4.250                      3     1,634,552.42          0.32     4.215       773      544,851     73.73    73.39     100.00
4.251 to 4.500                     12     7,583,943.20          1.48     4.465       771      631,995     73.16    49.17      69.86
4.501 to 4.750                     46    27,563,743.85          5.36     4.702       747      599,212     70.93    43.83      67.85
4.751 to 5.000                    147    95,139,688.77         18.51     4.942       750      647,209     71.08    49.14      84.80
5.001 to 5.250                    108    68,419,131.94         13.31     5.211       750      633,510     68.51    57.19      91.43
5.251 to 5.500                    168   106,277,161.26         20.68     5.422       739      632,602     69.47    51.58      95.01
5.501 to 5.750                    144    83,864,079.69         16.32     5.677       738      582,389     68.83    41.32      94.09
5.751 to 6.000                    120    69,035,618.22         13.43     5.906       727      575,297     69.79    37.60      93.30
6.001 to 6.250                     44    21,064,704.22          4.10     6.186       726      478,743     71.84    16.93      92.16
6.251 to 6.500                     41    18,168,930.32          3.54     6.425       717      443,145     75.21     2.21      88.32
6.501 to 6.750                     21     9,012,253.64          1.75     6.719       722      429,155     77.90     0.00      85.27
6.751 to 7.000                      8     3,637,386.75          0.71     6.891       733      454,673     74.18     0.00     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
REMAINING TERM (MONTHS)       LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-----------------------       -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
349 to 360                        865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

ORIGINAL LOAN-TO-VALUE RATIOS

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF ORIGINAL           MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN-TO-VALUE RATIOS (%)      LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
------------------------      -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
20.01 to 30.00                      5  $  5,533,370.93          1.08%    5.137%      761  $ 1,106,674     25.53%   78.98%     90.98%
30.01 to 40.00                     18    13,531,618.90          2.63     5.391       747      751,757     35.48    54.20      88.93
40.01 to 50.00                     36    36,841,638.74          7.17     5.525       738    1,023,379     46.91    55.95      97.63
50.01 to 60.00                     78    50,673,335.55          9.86     5.390       738      649,658     55.40    41.89      86.10
60.01 to 70.00                    161   102,261,057.20         19.90     5.465       739      635,162     65.98    40.89      92.58
70.01 to 75.00                    124    73,833,783.43         14.37     5.420       740      595,434     73.78    45.51      84.92
75.01 to 80.00                    410   209,340,039.63         40.74     5.458       740      510,585     79.50    37.89      89.17
80.01 to 85.00                      4     2,541,917.00          0.49     5.094       735      635,479     83.56    22.88      80.93
85.01 to 90.00                      6     2,864,578.30          0.56     5.538       753      477,430     89.32    37.46     100.00
90.01 to 95.00                      7     4,783,723.12          0.93     5.300       756      683,389     92.46    90.01     100.00
95.01 to 100.00                    16    11,687,705.41          2.27     5.615       735      730,482     99.84    82.52      96.02
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

CREDIT SCORES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
RANGE OF CREDIT SCORES        LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
----------------------        -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Not Available                       3  $  1,217,940.81          0.24%    5.551%       NA  $   405,980     58.36%  100.00%     58.42%
576 to 600                          1       375,000.00          0.07     5.875       592      375,000    100.00   100.00     100.00
626 to 650                          4     2,614,071.95          0.51     5.337       643      653,518     66.42    83.06      83.06
651 to 675                         56    29,038,130.71          5.65     5.667       667      518,538     71.05    55.69      95.20
676 to 700                        121    75,895,838.57         14.77     5.613       689      627,238     66.70    49.32      86.12
701 to 725                        143    80,780,695.79         15.72     5.593       713      564,900     72.02    39.31      91.58
726 to 750                        149    90,570,275.30         17.62     5.365       737      607,854     72.48    40.69      91.05
751 to 775                        181   112,637,844.02         21.92     5.375       764      622,309     70.96    42.28      90.49
776 to 800                        167    98,058,786.81         19.08     5.328       787      587,178     69.30    41.05      88.24
801 to 825                         40    22,704,184.25          4.42     5.303       806      567,605     65.78    44.22      90.20
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
GEOGRAPHIC AREA               LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
---------------               -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Alabama                             1  $  1,125,749.84          0.22%    6.125%      783  $ 1,125,750     60.89%  100.00%    100.00%
Arizona                            36    19,150,798.12          3.73     5.666       741      531,967     70.94    33.81      87.94
Arkansas                            2       937,267.56          0.18     5.127       752      468,634     76.91    39.37      39.37
California                        326   194,499,879.40         37.85     5.524       733      596,625     70.47    33.84      95.23
Colorado                           23    13,269,532.66          2.58     5.655       749      576,936     67.80    44.86      96.72
Connecticut                        17    13,340,230.28          2.60     5.262       735      784,719     68.56    65.93      96.95
Delaware                            2     1,865,000.00          0.36     5.332       776      932,500     66.55    26.81     100.00
District of Columbia                9     5,003,690.05          0.97     5.236       708      555,966     77.62    44.31      78.21
Florida                            56    30,770,342.41          5.99     5.538       748      549,470     71.24    38.58      89.14
Georgia                            18    11,724,929.43          2.28     5.236       743      651,385     68.64    62.36      66.45
Hawaii                              2     1,523,042.75          0.30     5.420       793      761,521     71.83     0.00      45.54
Idaho                               4     2,108,000.00          0.41     5.081       730      527,000     70.77    22.30     100.00
Illinois                           24    16,908,102.55          3.29     5.402       746      704,504     66.33    62.02      83.42
Indiana                             2     1,130,000.00          0.22     5.477       767      565,000     78.51    60.18      60.18
Iowa                                1       649,218.99          0.13     5.000       803      649,219     79.37   100.00       0.00
Kentucky                            2       859,000.00          0.17     4.744       772      429,500     77.16    49.36     100.00
Maryland                           30    16,820,109.90          3.27     5.437       753      560,670     69.93    34.23      87.21
Massachusetts                      18     9,371,218.63          1.82     5.206       758      520,623     67.17    24.91      81.90
Michigan                           14     9,527,400.23          1.85     5.516       728      680,529     67.45    70.71      95.65
Minnesota                          16     9,445,874.71          1.84     5.026       753      590,367     67.78    66.27      78.62
Missouri                            6     4,311,325.75          0.84     5.282       762      718,554     67.08    51.48      86.69
Nevada                             23    16,110,243.85          3.13     5.835       731      700,445     65.84    63.26      90.43
New Hampshire                       4     2,415,275.01          0.47     5.548       770      603,819     76.87    53.21     100.00
New Jersey                         38    24,346,847.39          4.74     5.301       742      640,707     70.93    71.12      93.13
New Mexico                          2       940,149.64          0.18     6.222       748      470,075     73.18    47.47     100.00
New York                           39    26,650,062.99          5.19     5.239       741      683,335     67.73    60.59      87.53
North Carolina                     12     7,237,907.95          1.41     5.133       759      603,159     71.73    34.26      81.34
Ohio                                8     4,044,584.46          0.79     5.141       715      505,573     76.30    47.30      87.02
Oregon                             11     5,802,351.20          1.13     5.494       747      527,486     72.09    28.06      90.64
Pennsylvania                       12     5,742,269.14          1.12     5.173       752      478,522     72.84    44.00      75.18
Rhode Island                        2     1,065,116.68          0.21     4.962       736      532,558     77.31    53.87      53.87
South Carolina                      6     3,347,919.13          0.65     5.896       744      557,987     64.48    44.92      86.57
Tennessee                           6     3,437,794.22          0.67     5.519       757      572,966     72.69    40.64     100.00
Texas                              12     5,571,938.88          1.08     5.317       772      464,328     68.70    24.73      75.80
Utah                                4     3,374,936.79          0.66     5.437       714      843,734     54.72    86.91      69.01
Vermont                             1       654,000.00          0.13     5.375       751      654,000     71.48     0.00     100.00
Virginia                           52    25,826,776.67          5.03     5.265       746      496,669     74.87    41.45      93.17
Washington                         17     8,443,389.18          1.64     5.646       717      496,670     76.65    29.68      68.28
West Virginia                       1       451,920.00          0.09     5.250       675      451,920     80.00   100.00     100.00
Wisconsin                           5     2,939,321.77          0.57     5.188       752      587,864     77.26    69.65      61.01
Wyoming                             1     1,149,250.00          0.22     5.625       794    1,149,250     52.60     0.00     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
OCCUPANCY TYPE                LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
--------------                -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Primary                           758  $447,144,194.65         87.01%    5.409%      740  $   589,900     70.80%   43.08%     89.86%
Second Home                        66    47,058,489.21          9.16     5.569       742      713,007        64    52.73      90.59
Investment                         41    19,690,084.35          3.83     6.041       738      480,246     71.28    32.64      87.30
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

PROPERTY TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PROPERTY TYPE                 LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-------------                 -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Single Family                     590  $356,917,929.14         69.45%    5.376%      741  $   604,946     69.44%   42.49%     88.43%
Condominium                        95    50,709,653.43          9.87     5.406       740      533,786     74.14    44.46      90.30
PUD                               102    46,602,894.14          9.07     5.874       736      456,891     72.64    15.79      88.11
Deminimis PUD                      55    43,494,425.84          8.46     5.596       738      790,808     67.89    81.84      98.88
Cooperative                        12     8,928,106.18          1.74     5.423       733      744,009     75.14    50.01     100.00
Two-to-Four Family                 11     7,239,759.48          1.41     5.671       730      658,160     71.54    31.47     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

LOAN PURPOSE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN PURPOSE                  LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
------------                  -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Purchase                          497  $284,865,424.22         55.43%    5.350%      745  $   573,170     75.42%   42.48%     87.26%
Refinance - Rate Term             145   101,960,887.02         19.84     5.412       743      703,179     61.26    48.75      92.91
Refinance - Cashout               223   127,066,456.97         24.73     5.696       728      569,805     65.64    41.85      93.13
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MLCC UNDERWRITING             LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-----------------             -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Full Documentation                140  $105,355,624.95         20.50%    5.571%      734  $   752,540     68.06%  100.00%     98.23%
No Documentation                   37    22,459,092.98          4.37     5.485       776      607,003     55.98     0.00     100.00
Stated Income                      16    10,387,511.31          2.02     5.535       764      649,219     67.67     0.00     100.00
Alternative Documentation           4     2,405,000.00          0.47     5.492       735      601,250     60.47     0.00     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
 SUB-TOTAL:                       197  $140,607,229.24         27.36%    5.553%      743  $   713,742     65.97%   74.93%     98.67%

WELLS FARGO UNDERWRITING

Full Documentation                127  $ 87,967,038.08         17.12%    4.989%      741  $   692,654     69.68%  100.00%     88.58%
Asset Only                        111    73,363,892.72         14.28     5.054       752      660,936     70.23     0.00      81.56
No Documentation                   58    27,693,081.52          5.39     4.951       761      477,467     75.53     0.00      64.77
Income Only                         4     2,020,000.00          0.39     5.097       767      505,000     76.81     0.00     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
 SUB-TOTAL:                       300  $191,044,012.32         37.18%    5.009%      749  $   636,813     70.81%   46.05%     82.55%

AURORA UNDERWRITING

Stated Income                     163  $ 71,399,475.97         13.89%    6.032%      721  $   438,034     73.38%    0.00%     86.78%
Full Documentation                 53    26,058,107.09          5.07     5.844       732      491,662     75.84     0.00      93.41
No Ratio                           30    14,029,167.05          2.73     6.142       723      467,639     70.47     0.00      91.03
No Documentation                   28    11,945,633.54          2.32     5.995       741      426,630     63.68     0.00      75.36
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
 SUB-TOTAL:                       274  $123,432,383.65         24.02%    6.001%      725  $   450,483     72.63%    0.00%     87.56%

OTHER UNDERWRITING

Full Documentation                 52  $ 30,563,491.00          5.95%    5.394%      740  $   587,759     73.61%  100.00%     96.42%
Stated Income                      39    26,688,115.00          5.19     5.509       735      684,311     72.24     0.00      97.72
Other Documentation                 3     1,557,537.00          0.30     5.718       737      519,179     79.60     0.00     100.00
 SUB-TOTAL:                        94  $ 58,809,143.00         11.44%    5.455%      737  $   625,629     73.15%   51.97%     97.11%
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

MARGINS

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MARGINS (%)                   LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-----------                   -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
1.751 to 2.000                    197  $140,607,229.24         27.36%    5.553%      743  $   713,742     65.97%   74.93%     98.67%
2.001 to 2.250                    348   172,099,237.73         33.49     5.844       729      494,538     72.54    12.73      90.69
2.251 to 2.500                     18     8,907,057.00          1.73     5.488       725      494,837     78.03    90.15     100.00
2.501 to 2.750                    301   191,599,244.24         37.28     5.009       749      636,542     70.78    46.23      82.07
3.001 to 3.250                      1       680,000.00          0.13     6.000       729      680,000     80.00     0.00     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

MAXIMUM MORTGAGE RATE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MAXIMUM MORTGAGE RATE (%)     LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-------------------------     -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
8.501 to 8.750                      1  $    796,373.93          0.15%    3.750%      778  $   796,374     51.75%  100.00%      0.00%
8.751 to 9.000                      2     1,695,200.00          0.33     3.941       746      847,600     73.54    47.19     100.00
9.001 to 9.250                      3     1,634,552.42          0.32     4.215       773      544,851     73.73    73.39     100.00
9.251 to 9.500                     12     7,583,943.20          1.48     4.465       771      631,995     73.16    49.17      69.86
9.501 to 9.750                     46    27,563,743.85          5.36     4.702       747      599,212     70.93    43.83      67.85
9.751 to 10.000                   143    93,407,788.77         18.18     4.942       750      653,201     71.00    49.60      84.52
10.001 to 10.250                  106    67,198,746.94         13.08     5.211       750      633,950     68.44    57.38      91.27
10.251 to 10.500                  130    88,079,668.63         17.14     5.416       742      677,536     69.02    55.69      96.07
10.501 to 10.750                   85    56,357,479.28         10.97     5.666       746      663,029     67.41    57.40      96.66
10.751 to 11.000                   47    35,928,940.65          6.99     5.853       722      764,446     67.05    73.41      98.87
11.001 to 11.250                    8     5,834,684.84          1.14     5.964       730      729,336     68.32    70.92     100.00
11.251 to 11.500                   41    19,533,942.63          3.80     5.513       728      476,438     72.03    31.61      90.60
11.501 to 11.750                   60    27,960,500.33          5.44     5.715       721      466,008     71.89     8.24      89.00
11.751 to 12.000                   77    34,838,577.57          6.78     5.912       732      452,449     72.88     0.00      87.88
12.001 to 12.250                   38    16,450,404.38          3.20     6.190       728      432,905     73.10     0.00      89.96
12.251 to 12.500                   38    16,832,480.32          3.28     6.426       715      442,960     75.05     0.00      87.39
12.501 to 12.750                   20     8,558,353.72          1.67     6.724       722      427,918     77.78     0.00      84.49
12.751 to 13.000                    8     3,637,386.75          0.71     6.891       733      454,673     74.18     0.00     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
NEXT RATE                   MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
ADJUSTMENT DATE               LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
---------------               -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
January 2010                        3  $  1,502,109.61          0.29%    5.043%      778  $   500,703     79.93%   70.71%     65.29%
February 2010                       1       760,000.00          0.15     5.125       665      760,000     80.00   100.00     100.00
April 2010                          4     1,963,755.21          0.38     5.173       737      490,939     78.48    68.47      78.35
May 2010                            8     5,646,162.00          1.10     5.385       735      705,770     72.74    74.15     100.00
June 2010                          25    18,355,189.55          3.57     5.354       751      734,208     67.37    15.57      92.67
July 2010                         120    69,978,420.53         13.62     5.417       739      583,154     72.08    38.50      95.46
August 2010                       158    82,107,858.33         15.98     5.661       729      519,670     72.86    28.38      87.86
September 2010                    340   189,928,829.06         36.96     5.352       743      558,614     70.43    30.44      84.38
October 2010                      104    78,368,494.32         15.25     5.464       740      753,543     67.41    73.00      91.48
November 2010                     102    65,281,949.60         12.70     5.524       745      640,019     67.44    74.15      99.29
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            865  $513,892,768.21        100.00%    5.447%      740  $   594,096     70.19%   43.57%     89.83%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------

                     GROUP 3 MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance                      $157,375,334.47
Total Number of Loans                           714

                                             AVERAGE OR
                                         WEIGHTED AVERAGE (1)     MINIMUM       MAXIMUM
                                         --------------------     -------       -------
Current Balance                              $220,413.63        $ 9,871.24    $499,998.50
Original Balance                             $221,691.45        $61,500.00    $500,000.00

Loan Rate                                       5.552%             4.000%        8.250%
Servicing Fee                                   0.250%             0.250%        0.250%
Net Loan Rate                                   5.302%             3.750%        8.000%

Gross Margin                                    2.430%             1.000%        3.250%
Maximum Loan Rate                              11.001%             9.000%       14.250%

Original LTV                                    75.07%             21.75%       100.00%

Credit Score                                     736                623           816

Original Term (mos)                              360                360           360
Remaining Term (mos)                             356                348           359
Seasoning (mos)                                   4                  1            12

Next Rate Reset (mos)                            56                 48            59
Rate Adj Freq (mos)                               9                  6            12
First Rate Adj Freq (mos)                        60                 60            60

IO Original Term (mos) (2)                       93                 60            120
IO Remaining Term (mos) (2)                      89                 48            119

Top State Concentrations ($)             CA(15.76%),NJ(9.13%),FL(8.88%),AZ(8.65%),VA(4.84%)

First Pay Date                                                  01/01/2005    12/01/2005
Rate Change Date                                                12/01/2009    11/01/2010
Maturity Date                                                   12/01/2034    11/01/2035

----------
(1) Based on current balances

(2) For Interest-Only loans.


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
INDEX                         LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-----                         -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
6 Month LIBOR                     393  $ 81,099,565.97         51.53%    5.759%      730  $   206,360     74.20%   29.62%     60.32%
1 Year Treasury                   199    47,930,568.94         30.46     5.130       745      240,857     76.21    46.19      91.09
1 Year LIBOR                      122    28,345,199.56         18.01     5.676       740      232,338     75.63    59.86      80.20
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

PRODUCT TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PRODUCT TYPE                  LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
------------                  -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
5/25 LIBOR IO Loans
 (6M LIBOR)                       230  $ 48,916,957.97         31.08%    5.680%      732  $   212,682     75.58%   48.13%    100.00%
5/1 Treasury IO Loans             181    43,661,075.10         27.74     5.124       743      241,221     76.71    43.68     100.00
5/25 LIBOR Loans
 (6M LIBOR)                       163    32,182,608.00         20.45     5.879       727      197,439     72.10     1.49       0.00
5/25 LIBOR IO Loans
 (1Y LIBOR)                        95    22,731,439.62         14.44     5.635       739      239,278     76.39    70.91     100.00
5/25 LIBOR Loans
 (1Y LIBOR)                        27     5,613,759.94          3.57     5.840       744      207,917     72.53    15.14       0.00
5/1 Treasury Loans                 18     4,269,493.84          2.71     5.193       759      237,194     71.08    71.94       0.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

AMORTIZATION TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
AMORTIZATION TYPE             LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-----------------             -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Fully Amortizing                  208  $ 42,065,861.78         26.73%    5.804%      732  $   202,240     72.05%   10.46%      0.00%
60 Month Interest-Only            222    51,882,979.28         32.97     5.259       744      233,707     76.44    58.03     100.00
120 Month Interest-Only           284    63,426,493.41         40.30     5.625       733      223,333     75.95    45.13     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
RANGE OF CUT-OFF DATE       NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
STATED PRINCIPAL            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
BALANCES ($)                  LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
------------                  -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
0.01 to 100,000.00                 21  $  1,747,537.62          1.11%    5.731%      749  $    83,216     65.95%   38.36%     72.84%
100,000.01 to 200,000.00          303    45,963,083.70         29.21     5.700       732      151,693     75.15    35.92      62.43
200,000.01 to 300,000.00          251    62,673,796.35         39.82     5.504       738      249,696     75.92    47.32      78.10
300,000.01 to 400,000.00          135    45,141,772.07         28.68     5.456       738      334,383     74.26    36.10      77.62
400,000.01 to 500,000.00            4     1,849,144.73          1.17     5.705       744      462,286     72.60     0.00      73.05
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

CURRENT MORTGAGE RATES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF CURRENT            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MORTGAGE RATES (%)            LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
------------------            -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
3.751 to 4.000                      1  $    126,240.00          0.08%    4.000%      749  $   126,240     80.00%    0.00%    100.00%
4.001 to 4.250                      3       534,004.00          0.34     4.250       709      178,001     79.99   100.00     100.00
4.251 to 4.500                      8     1,913,749.29          1.22     4.490       743      239,219     64.88    71.71      89.89
4.501 to 4.750                     19     4,838,553.88          3.07     4.696       755      254,661     76.66    51.56      85.13
4.751 to 5.000                     80    18,486,559.45         11.75     4.942       743      231,082     74.23    40.02      90.27
5.001 to 5.250                     85    20,635,572.00         13.11     5.200       739      242,771     75.42    44.76      74.49
5.251 to 5.500                    171    39,782,498.90         25.28     5.429       742      232,646     74.49    54.33      85.18
5.501 to 5.750                    144    30,538,666.67         19.40     5.669       734      212,074     74.30    49.63      71.31
5.751 to 6.000                     98    19,987,825.57         12.70     5.935       733      203,957     76.08    16.61      56.65
6.001 to 6.250                     47     9,552,642.13          6.07     6.191       718      203,248     75.65    16.29      54.99
6.251 to 6.500                     24     4,511,606.28          2.87     6.431       726      187,984     78.32     6.65      49.93
6.501 to 6.750                     19     3,341,025.24          2.12     6.707       723      175,843     78.66     4.50      36.59
6.751 to 7.000                      7     1,623,524.58          1.03     6.940       717      231,932     79.41     0.00      17.25
7.001 to 7.250                      3       475,291.80          0.30     7.203       705      158,431     80.00     0.00      37.86
7.251 to 7.500                      1       165,888.83          0.11     7.375       667      165,889     80.00     0.00       0.00
7.501 to 7.750                      1       171,873.60          0.11     7.625       652      171,874     65.00     0.00       0.00
7.751 to 8.000                      2       473,812.25          0.30     7.875       706      236,906     77.36     0.00      75.91
8.001 to 8.250                      1       216,000.00          0.14     8.250       664      216,000     80.00     0.00     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
REMAINING TERM (MONTHS)       LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-----------------------       -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
337 to 348                          1  $    258,621.51          0.16%    5.250%      717  $   258,622    100.00%  100.00%    100.00%
349 to 360                        713   157,116,712.96         99.84     5.553       736      220,360     75.03    40.02      73.23
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

ORIGINAL LOAN-TO-VALUE RATIOS

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF ORIGINAL           MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN-TO-VALUE RATIOS (%)      LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
------------------------      -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
20.01 to 30.00                      4  $  1,062,506.13          0.68%    4.949%      745  $   265,627     25.96%   32.16%     81.79%
30.01 to 40.00                     13     2,308,062.48          1.47     5.344       739      177,543     35.85    16.03      66.58
40.01 to 50.00                     22     4,429,202.23          2.81     5.440       745      201,327     47.41    18.74      72.50
50.01 to 60.00                     43     9,682,904.80          6.15     5.530       741      225,184     55.72    21.98      55.21
60.01 to 70.00                     86    18,925,916.37         12.03     5.530       740      220,069     66.32    21.93      60.35
70.01 to 75.00                     62    13,416,998.45          8.53     5.765       719      216,403     73.99    33.16      66.19
75.01 to 80.00                    445    98,506,096.99         62.59     5.554       737      221,362     79.76    44.59      76.53
80.01 to 85.00                      4     1,033,541.52          0.66     5.211       731      258,385     82.29    51.45      74.87
85.01 to 90.00                      8     1,673,242.47          1.06     5.438       713      209,155     89.33    49.09      92.63
90.01 to 95.00                     13     2,950,305.00          1.87     5.564       723      226,947     94.33    86.21     100.00
95.01 to 100.00                    14     3,386,558.03          2.15     5.467       758      241,897     99.43    89.81     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

CREDIT SCORES

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
RANGE OF CREDIT SCORES        LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
----------------------        -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Not Available                       1  $     87,925.00          0.06%    5.250%       NA  $    87,925     80.00%  100.00%    100.00%
601 to 625                          1       196,825.00          0.13     5.625       623      196,825     89.87   100.00     100.00
626 to 650                          4       930,222.00          0.59     5.585       643      232,556     80.01   100.00      71.09
651 to 675                         47     9,900,628.68          6.29     5.824       667      210,652     73.43    44.14      68.82
676 to 700                        105    22,686,175.15         14.42     5.741       688      216,059     75.99    29.42      63.78
701 to 725                        137    31,103,519.12         19.76     5.566       714      227,033     75.14    43.89      72.70
726 to 750                        141    30,506,945.59         19.38     5.510       740      216,361     75.23    43.38      77.19
751 to 775                        138    31,181,649.40         19.81     5.434       762      225,954     74.69    32.68      76.15
776 to 800                        108    24,560,477.86         15.61     5.470       786      227,412     74.84    45.19      77.62
801 to 825                         32     6,220,966.67          3.95     5.484       808      194,405     74.68    43.39      66.06
                                  ---  ---------------        ------     -----       ---     --------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736     $220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===     ========     =====    =====      =====



--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
GEOGRAPHIC AREA               LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
---------------               -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Alabama                             6  $  1,558,712.11          0.99%    5.503%      746     $259,785     83.00%   68.14%    100.00%
Alaska                              2       604,569.34          0.38     5.208       770      302,285     80.00    33.04     100.00
Arizona                            69    13,612,418.86          8.65     5.765       735      197,281     76.47    16.76      78.03
Arkansas                            3       538,450.00          0.34     5.468       732      179,483     74.64    81.21     100.00
California                         90    24,805,261.39         15.76     5.468       733      275,614     65.93    17.65      65.45
Colorado                           34     6,956,820.95          4.42     5.503       746      204,612     76.28    32.01      70.26
Connecticut                         5     1,166,865.86          0.74     5.917       744      233,373     78.58    30.75      30.75
Delaware                            1       315,640.00          0.20     4.875       789      315,640     80.00     0.00     100.00
District of Columbia                6     1,632,121.60          1.04     5.352       750      272,020     78.58    39.22      90.67
Florida                            69    13,979,123.41          8.88     5.632       732      202,596     76.91    35.48      68.85
Georgia                            37     7,452,800.80          4.74     5.357       729      201,427     80.29    67.79     100.00
Hawaii                              5     1,360,458.51          0.86     5.631       737      272,092     71.18    25.63      41.81
Idaho                               4       631,999.49          0.40     5.589       725      158,000     79.94    17.03      42.66
Illinois                           16     3,629,754.67          2.31     5.492       748      226,860     76.51    52.34      76.43
Indiana                             4       533,391.60          0.34     5.917       719      133,348     75.15    67.78      67.78
Iowa                                1       133,575.00          0.08     5.875       729      133,575     79.99   100.00     100.00
Kansas                              1       112,786.00          0.07     5.000       798      112,786     80.00   100.00     100.00
Kentucky                            4       547,799.76          0.35     6.049       729      136,950     75.34    26.73      26.73
Maine                               1       215,999.00          0.14     5.875       727      215,999     80.00     0.00     100.00
Maryland                           13     2,962,270.15          1.88     5.541       736      227,867     77.42    37.62      68.04
Massachusetts                       9     2,265,186.56          1.44     5.375       753      251,687     76.76    32.40      33.42
Michigan                           23     4,068,654.22          2.59     5.397       734      176,898     78.89    53.50      87.72
Minnesota                          20     4,494,199.66          2.86     5.335       736      224,710     76.16    26.52      67.80
Missouri                            6     1,109,844.05          0.71     5.260       744      184,974     79.52    39.65      85.41
Nevada                             25     5,716,024.15          3.63     5.760       730      228,641     74.81    21.01      68.86
New Hampshire                       6     1,359,608.23          0.86     5.771       707      226,601     79.21    51.10      35.23
New Jersey                         55    14,363,792.05          9.13     5.539       741      261,160     78.06    82.20      79.86
New Mexico                          1       340,000.00          0.22     4.625       775      340,000     73.91     0.00     100.00
New York                           24     5,494,768.63          3.49     5.906       726      228,949     66.42    38.06      75.05
North Carolina                     14     2,855,528.15          1.81     5.297       725      203,966     79.04    74.51      92.87
North Dakota                        1       127,460.00          0.08     5.500       726      127,460     80.00   100.00       0.00
Ohio                                8     1,464,130.14          0.93     4.826       737      183,016     79.66    83.85     100.00
Oklahoma                            1       332,000.00          0.21     5.375       764      332,000     80.00     0.00     100.00
Oregon                             18     3,389,783.82          2.15     5.760       734      188,321     76.73    27.63      56.99
Pennsylvania                       25     4,770,304.54          3.03     5.401       745      190,812     76.57    45.77      77.49
Rhode Island                        1       331,935.54          0.21     6.750       741      331,936     80.00     0.00       0.00
South Carolina                      6     1,376,728.03          0.87     5.668       732      229,455     80.60   100.00     100.00
South Dakota                        1       133,000.00          0.08     5.750       682      133,000     72.48   100.00     100.00
Tennessee                           3       575,988.00          0.37     5.375       750      191,996     79.97    32.78      81.63
Texas                              19     3,127,021.60          1.99     5.772       736      164,580     77.67    34.00      52.74
Utah                               17     2,852,516.04          1.81     5.960       746      167,795     73.18    21.99      48.85
Vermont                             1       119,400.00          0.08     5.375       813      119,400     80.00   100.00     100.00
Virginia                           29     7,623,453.20          4.84     5.506       736      262,878     77.04    56.84      80.13
Washington                         27     5,793,169.36          3.68     5.460       741      214,562     75.33    37.96      77.61
Wisconsin                           3       540,020.00          0.34     5.166       739      180,007     79.43    61.18     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====



--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------


OCCUPANCY TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
OCCUPANCY TYPE                LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
--------------                -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Primary                           524  $119,953,255.21         76.22%    5.432%      735  $   228,918     75.19%   47.60%     77.36%
Investment                        146    27,683,829.32         17.59     6.067       739      189,615     73.94    14.89      54.77
Second Home                        44     9,738,249.94          6.19     5.567       750      221,324     76.76    19.62      75.48
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

PROPERTY TYPE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PROPERTY TYPE                 LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-------------                 -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Single Family                     413  $ 92,009,158.46         58.46%    5.499%      736  $   222,782     75.18%   43.35%     74.11%
Condominium                       136    28,945,049.27         18.39     5.460       742      212,831     76.28    42.54      75.07
PUD                               106    22,173,076.43         14.09     5.753       733      209,180     75.74    25.28      64.26
Two-to-Four Family                 28     6,759,567.49          4.30     5.875       729      241,413     69.65    15.95      57.09
Deminimis PUD                      14     3,671,203.46          2.33     5.599       739      262,229     80.20    91.83     100.00
Condotel                            8     1,692,842.96          1.08     5.769       730      211,605     60.14     0.00      87.97
Cooperative                         6     1,213,536.40          0.77     5.677       742      202,256     59.84    71.94     100.00
Townhouse                           3       910,900.00          0.58     5.790       731      303,633     76.65     0.00     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

LOAN PURPOSE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN PURPOSE                  LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
------------                  -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Purchase                          460  $103,159,584.17         65.55%    5.533%      743  $   224,260     77.88%   44.07%     76.18%
Refinance - Rate Term             108    21,392,854.57         13.59     5.478       724      198,082     73.32    46.46      86.62
Refinance - Cashout               146    32,822,895.73         20.86     5.660       723      224,814     67.36    23.54      55.43
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MLCC UNDERWRITING             LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-----------------             -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
Full Documentation                 63  $ 14,089,783.56          8.95%    5.594%      742  $   223,647     79.82%  100.00%    100.00%
Stated Income                       7     1,875,916.83          1.19     5.681       773      267,988     77.50     0.00     100.00
No Documentation                    3       364,453.42          0.23     5.498       778      121,484     46.99     0.00     100.00
Alternative Documentation           1       101,150.00          0.06     5.625       734      101,150     70.00     0.00     100.00
 SUB-TOTAL:                        74  $ 16,431,303.81         10.44%    5.602%      746  $   222,045     78.76%   85.75%    100.00%
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----

WELLS FARGO UNDERWRITING

Asset Only                         83  $ 20,349,300.59         12.93%    5.119%      753  $   245,172     75.06%    0.00%     94.11%
Full Documentation                 82    19,069,472.68         12.12     5.127       731      232,555     78.40   100.00     100.00
No Documentation                   19     5,305,338.67          3.37     5.133       756      279,228     72.53     0.00     100.00
Income Only                         1       135,076.00          0.09     4.875       757      135,076     80.00     0.00     100.00
 SUB-TOTAL:                       185  $ 44,859,187.94         28.50%    5.123%      744  $   242,482     76.19%   42.51%     97.33%
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----

AURORA UNDERWRITING

Stated Income                     136  $ 28,316,614.24         17.99%    5.965%      723  $   208,210     74.09%    0.00%     39.22%
Full Documentation                 92    16,894,545.78         10.74     5.870       739      183,636     76.57     0.00      49.04
No Ratio                           49    11,000,982.46          6.99     5.643       732      224,510     58.47     0.00      38.66
No Documentation                   22     5,106,377.24          3.24     6.095       724      232,108     72.80     0.00      37.68
 SUB-TOTAL:                       299  $ 61,318,519.72         38.96%    5.892%      729  $   205,079     71.86%    0.00%     41.69%
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----

OTHER UNDERWRITING

Full Documentation                138  $ 29,971,763.00         19.04%    5.456%      736  $   217,187     78.03%  100.00%     85.32%
Stated Income                      13     3,355,914.00          2.13     5.705       725      258,147     74.51     0.00      78.65
Other Documentation                 5     1,438,646.00          0.91     5.541       732      287,729     73.99     0.00     100.00
 SUB-TOTAL:                       156  $ 34,766,323.00         22.09%    5.483%      735  $   222,861     77.52%   86.21%     85.29%
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====

MARGINS

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MARGINS (%)                   LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-----------                   -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
0.751 to 1.000                      1  $    148,000.00          0.09%    5.625%      714  $   148,000     66.97%    0.00%    100.00%
1.751 to 2.000                     74    16,646,734.39         10.58     5.586       746      224,956     78.52    83.99      98.05
2.001 to 2.250                    331    68,309,900.49         43.41     5.728       730      206,374     72.80    18.92      54.30
2.251 to 2.500                     57    14,688,898.00          9.33     5.503       744      257,700     77.73    94.86     100.00
2.501 to 2.750                    249    57,091,601.59         36.28     5.342       740      229,284     76.18    38.78      81.56
3.001 to 3.250                      2       490,200.00          0.31     5.845       718      245,100     67.06    30.64     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
                            MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MAXIMUM MORTGAGE RATE (%)     LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
-------------------------     -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
8.751 to 9.000                      1  $    126,240.00          0.08%    4.000%      749  $   126,240     80.00%    0.00%    100.00%
9.001 to 9.250                      3       534,004.00          0.34     4.250       709      178,001     79.99   100.00     100.00
9.251 to 9.500                      8     1,913,749.29          1.22     4.490       743      239,219     64.88    71.71      89.89
9.501 to 9.750                     16     4,119,137.30          2.62     4.698       756      257,446     77.32    50.98     100.00
9.751 to 10.000                    72    16,558,216.35         10.52     4.941       742      229,975     75.16    42.38      98.19
10.001 to 10.250                   57    13,669,779.42          8.69     5.199       737      239,821     77.73    49.01      90.36
10.251 to 10.500                  101    23,522,447.45         14.95     5.410       744      232,896     76.47    57.32      94.51
10.501 to 10.750                   67    13,631,327.48          8.66     5.617       735      203,453     78.03    73.27      81.13
10.751 to 11.000                   45     9,594,753.23          6.10     5.728       746      213,217     75.38    38.57      72.28
11.001 to 11.250                   46    10,418,838.43          6.62     5.526       736      226,496     72.08    39.28      55.62
11.251 to 11.500                   74    17,282,636.63         10.98     5.513       740      233,549     72.13    48.77      70.80
11.501 to 11.750                   83    18,277,291.31         11.61     5.707       734      220,208     71.63    31.26      60.38
11.751 to 12.000                   63    12,743,176.16          8.10     5.973       726      202,273     75.24     0.00      40.00
12.001 to 12.250                   30     6,279,542.84          3.99     6.222       715      209,318     76.41     0.00      42.32
12.251 to 12.500                   20     3,489,021.10          2.22     6.433       721      174,451     77.83     0.00      47.95
12.501 to 12.750                   16     2,690,489.70          1.71     6.703       720      168,156     78.62     0.00      33.59
12.751 to 13.000                    5     1,201,763.86          0.76     6.963       718      240,353     79.20     0.00       0.00
13.001 to 13.250                    2       295,345.24          0.19     7.250       705      147,673     80.00     0.00       0.00
13.251 to 13.500                    1       165,888.83          0.11     7.375       667      165,889     80.00     0.00       0.00
13.501 to 13.750                    1       171,873.60          0.11     7.625       652      171,874     65.00     0.00       0.00
13.751 to 14.000                    2       473,812.25          0.30     7.875       706      236,906     77.36     0.00      75.91
14.001 to 14.250                    1       216,000.00          0.14     8.250       664      216,000     80.00     0.00     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9

                             GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                          AGGREGATE       BALANCE               WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF     PRINCIPAL     OUTSTANDING   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT   PERCENT
NEXT RATE                   MORTGAGE       BALANCE       AS OF THE    AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
ADJUSTMENT DATE               LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV      DOC       ONLY
---------------               -----      -----------    ------------   ------    -----    -----------    ---      ---       ----
December 2009                       1  $    258,621.51          0.16%    5.250%      717  $   258,622    100.00%  100.00%    100.00%
April 2010                          1       212,174.58          0.13     6.625       776      212,175     80.00     0.00       0.00
May 2010                            7     1,620,553.86          1.03     5.654       727      231,508     67.88    35.46      35.46
June 2010                          28     6,051,187.40          3.85     5.586       751      216,114     71.26    20.44      67.52
July 2010                         126    28,561,732.67         18.15     5.579       738      226,680     74.00    49.63      62.51
August 2010                       238    49,269,724.79         31.31     5.752       729      207,016     73.83    19.37      56.22
September 2010                    238    54,749,247.28         34.79     5.346       736      230,039     76.25    44.77      89.30
October 2010                       51    11,044,142.38          7.02     5.533       756      216,552     78.86    72.00      93.62
November 2010                      24     5,607,950.00          3.56     5.620       749      233,665     77.19    87.02     100.00
                                  ---  ---------------        ------     -----       ---  -----------     -----    -----      -----
TOTAL:                            714  $157,375,334.47        100.00%    5.552%      736  $   220,414     75.07%   40.11%     73.27%
                                  ===  ===============        ======     =====       ===  ===========     =====    =====      =====


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------

                     GROUP 4 MORTGAGE LOANS CHARACTERISTICS:


Total Current Balance                              $127,741,374.16
Total Number of Loans                                          284

                                    AVERAGE OR
                                    WEIGHTED
                                    AVERAGE (1)          MINIMUM           MAXIMUM
                                    -----------          -------           -------
Current Balance                    $449,793.57          $97,600.00      $1,500,000.00
Original Balance                   $449,973.45          $97,600.00      $1,500,000.00

Loan Rate                                5.789%             4.625%              7.125%
Servicing Fee                            0.250%             0.250%              0.250%
Net Loan Rate                            5.539%             4.375%              6.875%

Gross Margin                             2.257%             2.250%              2.750%
Maximum Loan Rate                       10.875%            10.125%             12.875%

Original LTV                             74.87%             28.24%              95.00%

Credit Score                               740                631                 811

Original Term (mos)                        360                360                 360
Remaining Term (mos)                       357                353                 359
Seasoning (mos)                              3                  1                   7

Next Rate Reset (mos)                       81                 77                  83
Rate Adj Freq (mos)                         11                  6                  12
First Rate Adj Freq (mos)                   84                 84                  84

IO Original Term (mos) (2)                  93                 84                 120
IO Remaining Term (mos) (2)                 91                 78                 117

Top State Concentrations ($)       CA(50.22%),MI(5.72%),NJ(5.67%),WA(4.47%),VA(4.00%)

First Pay Date                                         06/01/2005          12/01/2005
Rate Change Date                                       05/01/2012          11/01/2012
Maturity Date                                          05/01/2035          11/01/2035

(1)   Based on current balances
(2)   For Interest-Only loans.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
INDEX                         LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----                         -----       -----------    ------------   ------    -----    -----------    ---       ---      ----
1 Year LIBOR                   164      $ 99,709,595.77      78.06%     5.765%     744      $607,985     74.51%    29.32%    89.70%
6 Month LIBOR                  119        27,845,334.39      21.80      5.885      726       233,994     76.22     64.89     96.27
1 Year Treasury                  1           186,444.00       0.15      4.625      801       186,444     65.16    100.00      0.00
                               ---      ---------------     -------     ------     ---      --------     ------   -------   -------
TOTAL:                         284      $127,741,374.16     100.00%     5.789%     740      $449,794     74.87%    37.17%    91.00%
                               ===      ===============     =======     ======     ===      ========     ======   =======   =======

PRODUCT TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PRODUCT TYPE                  LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------                  -----       -----------    ------------   ------    -----    -----------    ---       ---      ----
7/23 LIBOR IO Loans
  (1Y LIBOR)                   147      $ 89,436,855.48      70.01%     5.775%     742      $608,414     75.07%    26.99%   100.00%
7/23 LIBOR IO Loans
  (6M LIBOR)                   114        26,805,577.82      20.98      5.881      726       235,137     76.13     64.81    100.00
7/23 LIBOR Loans (1Y LIBOR)     17        10,272,740.29       8.04      5.675      755       604,279     69.59     49.62      0.00
7/23 LIBOR Loans (6M LIBOR)      5         1,039,756.57       0.81      5.998      725       207,951     78.41     66.76      0.00
7/1 Treasury Loans               1           186,444.00       0.15      4.625      801       186,444     65.16    100.00      0.00
                               ---      ---------------     -------     ------     ---      --------     ------   -------   -------
TOTAL:                         284      $127,741,374.16     100.00%     5.789%     740      $449,794     74.87%    37.17%    91.00%
                               ===      ===============     =======     ======     ===      ========     ======   =======   =======

AMORTIZATION TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
AMORTIZATION TYPE             LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------             -----       -----------    ------------   ------    -----    -----------    ---       ---      ----
Fully Amortizing                 23     $ 11,498,940.86       9.00%     5.687%     753      $499,954     70.31%    51.99%     0.00%
84 Month Interest-Only          137       86,415,739.48      67.65      5.769      742       630,772     75.03     25.92    100.00
120 Month Interest-Only         124       29,826,693.82      23.35      5.889      728       240,538     76.14     64.08    100.00
                                ---     ---------------     -------     ------     ---      --------     ------   -------   -------
TOTAL:                          284     $127,741,374.16     100.00%     5.789%     740      $449,794     74.87%    37.17%    91.00%
                                ===     ===============     =======     ======     ===      ========     ======   =======   =======


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
RANGE OF CUT-OFF DATE          NUMBER OF   PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
STATED PRINCIPAL               MORTGAGE     BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
BALANCES ($)                   LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------              -----      -----------    ------------   ------    -----    -----------    ---       ---      ----
0.01 to 100,000.00                5    $    494,339.00       0.39%      5.973%     712     $   98,868     79.73%  100.00%   100.00%
100,000.01 to 200,000.00         62       9,206,003.40       7.21       5.850      726        148,484     76.98    71.04     93.32
200,000.01 to 300,000.00         31       7,595,613.11       5.95       5.888      715        245,020     75.89    70.28     97.13
300,000.01 to 400,000.00         18       6,455,814.21       5.05       5.746      741        358,656     75.33    66.24     93.90
400,000.01 to 500,000.00         69      31,408,622.23      24.59       5.819      739        455,197     73.46    32.61     85.14
500,000.01 to 600,000.00         38      20,698,241.45      16.20       5.803      743        544,691     74.85    25.31     97.50
600,000.01 to 700,000.00         20      12,898,548.00      10.10       5.837      745        644,927     74.16    25.20     89.41
700,000.01 to 800,000.00         11       8,256,063.89       6.46       5.793      746        750,551     79.41     8.94     81.62
800,000.01 to 900,000.00          9       7,678,027.00       6.01       5.735      736        853,114     76.79    21.44     89.50
900,000.01 to 1,000,000.00       13      12,693,526.56       9.94       5.596      747        976,425     74.05    14.79    100.00
1,100,000.01 to 1,200,000.00      3       3,545,250.00       2.78       5.665      786      1,181,750     72.63   100.00    100.00
1,200,000.01 to 1,300,000.00      1       1,210,787.00       0.95       5.750      719      1,210,787     68.42     0.00    100.00
1,300,000.01 to 1,400,000.00      3       4,100,538.31       3.21       5.850      747      1,366,846     71.75    68.25     65.89
1,400,000.01 to 1,500,000.00      1       1,500,000.00       1.17       5.875      706      1,500,000     80.00   100.00    100.00
                                ---    ---------------     -------      -----      ---     ----------     -----   ------   -------
TOTAL:                          284    $127,741,374.16     100.00%      5.789%     740     $  449,794     74.87%   37.17%    91.00%
                                ===    ===============     =======      =====      ===     ==========     =====   ======   =======

CURRENT MORTGAGE RATES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
RANGE OF CURRENT             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MORTGAGE RATES (%)             LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------             -----      -----------    ------------   ------    -----    -----------    ---       ---      ----
4.501 to 4.750                    1    $    186,444.00       0.15%      4.625%     801       $186,444     65.16%  100.00%     0.00%
4.751 to 5.000                    1         510,000.00       0.40       5.000      778        510,000     41.63   100.00    100.00
5.001 to 5.250                   11       5,880,265.22       4.60       5.202      761        534,570     74.68    52.89     77.93
5.251 to 5.500                   44      22,631,220.92      17.72       5.453      747        514,346     70.10    32.17     83.77
5.501 to 5.750                   85      43,005,168.85      33.67       5.703      741        505,943     74.81    31.67     90.73
5.751 to 6.000                   92      37,162,394.19      29.09       5.908      735        403,939     76.78    43.78     96.47
6.001 to 6.250                   26       9,155,173.74       7.17       6.176      729        352,122     77.30    41.61    100.00
6.251 to 6.500                   16       4,817,336.46       3.77       6.439      724        301,084     80.09    26.98     97.35
6.501 to 6.750                    4       2,855,393.67       2.24       6.664      725        713,848     77.44    49.03    100.00
6.751 to 7.000                    3         840,477.11       0.66       6.875      747        280,159     79.95     0.00     74.07
7.001 to 7.250                    1         697,500.00       0.55       7.125      800        697,500     75.00     0.00      0.00
                                ---    ---------------     -------      -----      ---       --------     -----   ------   -------
TOTAL:                          284    $127,741,374.16     100.00%      5.789%     740       $449,794     74.87%   37.17%    91.00%
                                ===    ===============     =======      =====      ===       ========     =====   ======   =======


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
REMAINING TERM (MONTHS)       LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC       ONLY
------------------            -----      -----------    ------------   ------    -----    -----------    ---       ---       ----
349 to 360                      284  $127,741,374.16        100.00%      5.789%     740      $449,794     74.87%    37.17%    91.00%
                                ---  ---------------        ------       -----      ---      --------     -----     -----     -----
TOTAL:                          284  $127,741,374.16        100.00%      5.789%     740      $449,794     74.87%    37.17%    91.00%
                                ===  ===============        ======       =====      ===      ========     =====     =====     =====

ORIGINAL LOAN-TO-VALUE RATIOS

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
RANGE OF ORIGINAL            MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN-TO-VALUE RATIOS (%)      LOANS      OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING     LTV       DOC      ONLY
------------------            -----      -----------    ------------   ------    -----    -----------     ---       ---      ----
20.01 to 30.00                    1  $    477,834.00        0.37%      5.375%     811      $477,834     28.24%  100.00%      0.00%
30.01 to 40.00                    1       425,000.00        0.33       5.875      802       425,000     34.69     0.00     100.00
40.01 to 50.00                    6     2,671,000.00        2.09       5.529      762       445,167     46.33    19.09     100.00
50.01 to 60.00                   10     5,319,079.96        4.16       5.570      726       531,908     56.81    56.61      90.62
60.01 to 70.00                   41    22,116,136.02       17.31       5.644      749       539,418     66.86    35.95      84.15
70.01 to 75.00                   36    15,740,590.53       12.32       5.799      741       437,239     73.63    58.66      82.63
75.01 to 80.00                  183    79,423,214.65       62.18       5.847      738       434,007     79.67    31.72      94.61
80.01 to 85.00                    1       200,600.00        0.16       5.750      637       200,600     83.58   100.00     100.00
85.01 to 90.00                    2       572,001.00        0.45       6.095      771       286,001     90.00   100.00     100.00
90.01 to 95.00                    3       795,918.00        0.62       6.287      654       265,306     95.00    42.12     100.00
                                ---  ---------------      ------       -----      ---      --------     -----    -----      -----
TOTAL:                          284  $127,741,374.16      100.00%      5.789%     740      $449,794     74.87%   37.17%     91.00%
                                ===  ===============      ======       =====      ===      ========     =====     =====     =====

CREDIT SCORES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
RANGE OF CREDIT SCORES        LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------            -----       -----------    ------------   ------    -----    -----------    ---       ---      ----
626 to 650                        5    $    893,868.00      0.70%      5.976%      637      $178,774     85.25%  100.00%   100.00%
651 to 675                       22       6,986,344.33      5.47       5.924       668       317,561     76.91    66.84     98.17
676 to 700                       27       8,774,072.60      6.87       5.771       686       324,966     73.80    49.22     98.72
701 to 725                       54      24,889,780.49     19.48       5.844       713       460,922     75.97    34.29     90.57
726 to 750                       73      35,393,584.68     27.71       5.806       738       484,844     76.38    30.39     90.92
751 to 775                       51      23,335,269.16     18.27       5.826       762       457,554     74.69    30.35     89.88
776 to 800                       46      25,999,876.90     20.35       5.657       786       565,215     73.08    39.77     89.72
801 to 825                        6       1,468,578.00      1.15       5.572       805       244,763     44.47    60.85     54.77
                                ---    ---------------    ------       -----       ---      --------     -----    -----     -----
TOTAL:                          284    $127,741,374.16    100.00%      5.789%      740      $449,794     74.87%   37.17%    91.00%
                                ===    ===============    ======       =====       ===      ========     =====    =====     =====


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
GEOGRAPHIC AREA               LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------            -----       -----------    ------------   ------    -----    -----------    ---       ---      ----
Alabama                           1    $    618,000.00        0.48%      5.750%    727     $  618,000    79.23%    0.00%   100.00%
Arizona                           2         291,891.60        0.23       5.731     706        145,946    80.00    38.37    100.00
California                      109      64,147,655.27       50.22       5.760     744        588,511    73.70    25.88     89.39
Colorado                          3       1,463,313.00        1.15       5.881     756        487,771    79.08    13.69    100.00
Connecticut                       2         895,999.00        0.70       5.876     698        448,000    78.33    33.48    100.00
Delaware                          1         487,500.00        0.38       6.750     751        487,500    65.00     0.00    100.00
District of Columbia              1         228,000.00        0.18       6.375     754        228,000    80.00     0.00    100.00
Florida                          15       4,724,461.67        3.70       5.798     739        314,964    78.74    22.70     91.44
Georgia                           1         148,000.00        0.12       5.500     644        148,000    80.00   100.00    100.00
Hawaii                            3       2,568,000.00        2.01       6.369     733        856,000    78.62    54.52    100.00
Idaho                             3       1,567,000.00        1.23       5.904     711        522,333    65.48   100.00    100.00
Illinois                          6       2,619,999.00        2.05       5.781     759        436,667    71.05    49.85    100.00
Indiana                           2         642,918.00        0.50       5.943     704        321,459    74.42   100.00    100.00
Kansas                            1         136,975.00        0.11       6.875     724        136,975    79.75     0.00    100.00
Kentucky                          1         125,600.00        0.10       5.750     742        125,600    80.00   100.00    100.00
Maryland                          7       2,979,853.79        2.33       5.866     712        425,693    79.68    29.85    100.00
Massachusetts                     6       3,653,317.63        2.86       5.567     752        608,886    77.36     0.00     74.85
Michigan                         39       7,304,284.00        5.72       5.844     732        187,289    77.14    97.54     97.42
Missouri                          1         212,000.00        0.17       5.875     766        212,000    80.00   100.00    100.00
Montana                           1         127,700.00        0.10       5.500     802        127,700    79.99   100.00    100.00
Nevada                            4       2,194,680.00        1.72       5.832     744        548,670    79.10    23.51    100.00
New Jersey                       18       7,237,294.00        5.67       5.794     741        402,072    74.53    35.61     94.56
New York                          7       3,189,059.20        2.50       5.908     732        455,580    78.47    90.92    100.00
North Carolina                   11       3,316,803.00        2.60       5.792     739        301,528    74.64    28.83     96.63
Oregon                            3         832,420.00        0.65       5.853     734        277,473    80.15    21.22     45.22
Pennsylvania                      3         762,000.00        0.60       5.794     751        254,000    68.95    35.04     35.04
Rhode Island                      1         440,000.00        0.34       5.500     746        440,000    80.00     0.00      0.00
South Carolina                    2         388,931.00        0.30       5.633     710        194,466    75.11   100.00    100.00
Texas                             2         699,200.00        0.55       5.728     748        349,600    80.00     0.00     31.35
Utah                              2       1,400,000.00        1.10       5.536     776        700,000    64.72    85.71    100.00
Virginia                         12       5,104,042.00        4.00       5.698     732        425,337    73.61    64.35    100.00
Washington                       11       5,714,227.00        4.47       5.811     723        519,475    77.05    32.77     85.89
Wisconsin                         2         339,000.00        0.27       5.801     659        169,500    82.12   100.00    100.00
Wyoming                           1       1,181,250.00        0.92       5.625     786      1,181,250    75.00   100.00    100.00
                                ---    ---------------      ------       -----     ---     ----------    -----    -----     -----
TOTAL:                          284    $127,741,374.16      100.00%      5.789%    740     $  449,794    74.87%   37.17%    91.00%
                                ===    ===============      ======       =====     ===     ==========    =====    =====     =====


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------

OCCUPANCY TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
OCCUPANCY TYPE                LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
--------------                -----       -----------    ------------   ------    -----    -----------    ---       ---      ----
Primary                         267    $119,242,416.14       93.35%      5.783%    740     $  446,601    74.92%   36.92%    90.46%
Second Home                      11       7,127,840.56        5.58       5.761     748        647,986    74.97    48.56    100.00
Investment                        6       1,371,117.46        1.07       6.476     731        228,520    69.44     0.00     90.69
                                ---    ---------------      ------       -----     ---     ----------    -----    -----     -----
TOTAL:                          284    $127,741,374.16      100.00%      5.789%    740     $  449,794    74.87%   37.17%    91.00%
                                ===    ===============      ======       =====     ===     ==========    =====    =====     =====

PROPERTY TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PROPERTY TYPE                 LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-------------                 -----       -----------    ------------   ------    -----    -----------    ---       ---      ----
Single Family Residence         182    $ 77,622,888.74       60.77%      5.776%    740     $  426,499    74.31%   44.13%    89.10%
PUD                              60      33,697,532.99       26.38       5.832     742        561,626    76.17    26.41     91.36
Condominium                      34      13,021,941.97       10.19       5.852     735        382,998    76.84    29.10    100.00
Cooperative                       2       2,301,940.00        1.80       5.288     738      1,150,970    64.56     0.00    100.00
Two-to-Four Family                4         825,270.46        0.65       5.784     721        206,318    71.97    32.83     84.53
Townhouse                         2         271,800.00        0.21       5.653     737        135,900    74.52   100.00    100.00
                                ---    ---------------      ------       -----     ---     ----------    -----    -----     -----
TOTAL:                          284    $127,741,374.16      100.00%      5.789%    740     $  449,794    74.87%   37.17%    91.00%
                                ===    ===============      ======       =====     ===     ==========    =====    =====     =====

LOAN PURPOSE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN PURPOSE                  LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
--------------                -----       -----------    ------------   ------    -----    -----------    ---       ---      ----
Purchase                        153    $ 77,740,977.37       60.86%      5.797%    746     $  508,111    77.35%   25.23%    93.09%
Refinance - Rate Term            73      24,701,696.60       19.34       5.774     727        338,379    72.76    60.70     94.20
Refinance - Cashout              58      25,298,700.19       19.80       5.782     734        436,184    69.27    50.91     81.44
                                ---    ---------------      ------       -----     ---     ----------    -----    -----     -----
TOTAL:                          284    $127,741,374.16      100.00%      5.789%    740     $  449,794    74.87%   37.17%    91.00%
                                ===    ===============      ======       =====     ===     ==========    =====    =====     =====


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------

LOAN DOCUMENTATION

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
AURORA UNDERWRITING           LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-------------------           -----       -----------    ------------   ------    -----    -----------    ---       ---      ----
Stated Income                    11    $  2,867,092.70        2.24%      5.994%    728       $260,645    69.49%    0.00%    95.55%
Full Documentation                6       1,531,441.60        1.20       6.409     735        255,240    78.35     0.00    100.00
No Documentation                  5       1,099,877.66        0.86       6.266     751        219,976    68.75     0.00     80.18
No Ratio                          1         487,500.00        0.38       6.750     751        487,500    65.00     0.00    100.00
 SUB-TOTAL:                      23    $  5,985,911.96        4.69%      6.212%    736       $260,257    71.26%    0.00%    94.23%
OTHER UNDERWRITING
Full Documentation              134    $ 47,486,972.16       37.17%      5.766%    736       $354,380    73.91%  100.00%    87.41%
Stated Income                    27      13,440,745.00       10.52       5.605     730        497,805    71.69     0.00    100.00
Other Documentation             100      60,827,745.04       47.62       5.807     746        608,277    76.67     0.00     91.49
 SUB-TOTAL:                     261    $121,755,462.20       95.31%      5.769%    740       $466,496    75.04%   39.00%    90.84%
                                ---    ---------------      ------       -----     ---       --------    -----    -----     -----
TOTAL:                          284    $127,741,374.16      100.00%      5.789%    740       $449,794    74.87%   37.17%    91.00%
                                ===    ===============      ======       =====     ===       ========    =====    =====     =====

MARGINS

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                           AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE        AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MARGINS (%)                   LOANS       OUTSTANDING    CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------                   -----       -----------    ------------   ------    -----    -----------    ---       ---      ----
2.001 to 2.250                  275    $125,145,417.16       97.97%      5.787%    740       $455,074    74.83%   36.61%    90.96%
2.251 to 2.500                    7       1,856,514.00        1.45       5.950     750        265,216    77.79    80.12    100.00
2.501 to 2.750                    2         739,443.00        0.58       5.747     739        369,722    73.41    25.21     74.79
                                ---    --------------       ------       -----     ---       --------    -----    -----     -----
TOTAL:                          284    $127,741,374.16      100.00%      5.789%    740       $449,794    74.87%   37.17%    91.00%
                                ===    ===============      ======       =====     ===       ========    =====    =====     =====



--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                NUMBER     AGGREGATE      OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL       AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                               MORTGAGE     BALANCE         CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MAXIMUM MORTGAGE RATE (%)       LOANS     OUTSTANDING        DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------------------  --------  --------------   -----------  --------  --------  -----------  --------  -------  ---------
10.001 to 10.250                      9    $4,960,265.22        3.88%    5.207%       762     $551,141    73.69%   44.16%     73.84%
10.251 to 10.500                     40    20,735,386.92       16.23     5.460        746      518,385    71.56    28.33      84.59
10.501 to 10.750                     82    42,110,615.85       32.97     5.699        742      513,544    74.90    31.13      90.09
10.751 to 11.000                     84    35,292,795.04       27.63     5.894        734      420,152    76.23    45.03      96.28
11.001 to 11.250                     25     9,086,175.74        7.11     6.080        735      363,447    77.67    48.75     100.00
11.251 to 11.500                     13     5,418,328.00        4.24     6.072        732      416,794    72.27    49.93      91.18
11.501 to 11.750                      6     3,040,997.00        2.38     6.290        723      506,833    76.35    69.06     100.00
11.751 to 12.000                      9     2,379,599.15        1.86     5.918        756      264,400    77.43    37.30     100.00
12.001 to 12.250                      4     1,686,498.00        1.32     6.539        743      421,625    75.79    17.79      58.64
12.251 to 12.500                      7     1,294,842.46        1.01     6.414        743      184,977    74.81     0.00      90.14
12.501 to 12.750                      2       895,393.67        0.70     6.750        710      447,697    71.83     0.00     100.00
12.751 to 13.000                      3       840,477.11        0.66     6.875        747      280,159    79.95     0.00      74.07
                                    ---  ---------------      ------     -----        ---     --------    -----    -----     ------
TOTAL:                              284  $127,741,374.16      100.00%    5.789%       740     $449,794    74.87%   37.17%     91.00%
                                    ===  ===============      ======     =====        ===     ========    =====    =====     ======

NEXT RATE ADJUSTMENT DATE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                NUMBER     AGGREGATE      OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL       AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                               MORTGAGE     BALANCE         CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
NEXT RATE ADJUSTMENT DATE       LOANS     OUTSTANDING        DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------------------  --------  --------------   -----------  --------  --------  -----------  --------  -------  ---------
May 2012                              1      $120,800.00        0.09%    5.375%       759     $120,800    80.00%  100.00%    100.00%
June 2012                            45    15,463,957.21       12.11     5.665        739      343,643    71.45    56.53      96.91
July 2012                            20     9,406,228.67        7.36     5.664        734      470,311    70.07    48.00     100.00
August 2012                          31     8,473,715.53        6.63     5.882        742      273,346    74.05    26.48      96.29
September 2012                       64    17,012,583.79       13.32     5.811        727      265,822    75.45    63.49      84.32
October 2012                         56    35,995,681.76       28.18     5.814        748      642,780    76.05    24.06      88.89
November 2012                        67    41,268,407.20       32.31     5.817        740      615,946    76.12    30.06      90.20
                                    ---  ---------------      ------     -----        ---     --------    -----    -----     ------
TOTAL:                              284  $127,741,374.16      100.00%    5.789%       740     $449,794    74.87%   37.17%     91.00%
                                    ===  ===============      ======     =====        ===     ========    =====    =====     ======

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------

                    GROUP 5 MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance                                                  $81,420,768.53
Total Number of Loans                                                  90

                                                     AVERAGE OR
                                                      WEIGHTED
                                                      AVERAGE (1)        MINIMUM           MAXIMUM
                                                      -----------        -------           -------
Current Balance                                      $904,675.21       $224,863.00       $2,870,000.00
Original Balance                                     $907,240.28       $225,000.00       $2,870,000.00

Loan Rate                                                 5.705%            5.000%              6.250%
Servicing Fee                                             0.250%            0.250%              0.250%
Net Loan Rate                                             5.455%            4.750%              6.000%

Gross Margin                                              2.039%            2.000%              2.250%
Maximum Loan Rate                                        10.705%           10.000%             11.250%

Original LTV                                              64.20%            19.90%              80.00%

Credit Score                                                 745               666                 816

Original Term (mos)                                          360               360                 360
Remaining Term (mos)                                         355               350                 357
Seasoning (mos)                                                5                 3                  10

Next Rate Reset (mos)                                        115               110                 117
Rate Adj Freq (mos)                                            7                 6                  12
First Rate Adj Freq (mos)                                    120               120                 120

IO Original Term (mos) (2)                                   120               120                 120
IO Remaining Term (mos) (2)                                  115               110                 117

Top State Concentrations ($)                         CA(68.48%),FL(5.19%),CO(5.00%),MA(4.57%),NV(3.54%)

First Pay Date                                                          03/01/2005          10/01/2005
Rate Change Date                                                        02/01/2015          09/01/2015
Maturity Date                                                           02/01/2035          09/01/2035

(1)   Based on current balances

(2)   For Interest-Only loans.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------

INDEX

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                NUMBER     AGGREGATE      OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL       AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                               MORTGAGE     BALANCE         CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
INDEX                           LOANS     OUTSTANDING        DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------------------  --------  --------------   -----------  --------  --------  -----------  --------  -------  ---------
6 Month LIBOR                        76   $68,852,773.53       84.56%    5.727%       747     $905,958    64.53%   89.88%     94.20%
1 Year LIBOR                         14    12,567,995.00       15.44     5.586        734      897,714    62.40    56.08     100.00
                                     --   --------------      ------     -----        ---     --------    -----    -----     ------
TOTAL:                               90   $81,420,768.53      100.00%    5.705%       745     $904,675    64.20%   84.66%     95.09%
                                     ==   ==============      ======     =====        ===     ========    =====    =====     ======

PRODUCT TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                NUMBER     AGGREGATE      OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL       AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                               MORTGAGE     BALANCE         CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
PRODUCT TYPE                    LOANS     OUTSTANDING        DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------------------  --------  --------------   -----------  --------  --------  -----------  --------  -------  ---------
10/20 LIBOR IO Loans
  (6M LIBOR)                         73   $64,858,627.73       79.66%    5.723%       748     $888,474    64.85%   89.26%    100.00%
10/20 LIBOR IO Loans
  (1Y LIBOR)                         14    12,567,995.00       15.44     5.586        734      897,714    62.40    56.08     100.00
10/20 LIBOR Loans (6M LIBOR)          3     3,994,145.80        4.91     5.783        730    1,331,382    59.27   100.00       0.00
                                     --   --------------      ------     -----        ---     --------    -----    -----     ------
TOTAL:                               90   $81,420,768.53      100.00%    5.705%       745     $904,675    64.20%   84.66%     95.09%
                                     ==   ==============      ======     =====        ===     ========    =====    =====     ======

AMORTIZATION TYPE

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                NUMBER     AGGREGATE      OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL       AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
                               MORTGAGE     BALANCE         CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
AMORTIZATION TYPE               LOANS     OUTSTANDING        DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------------------  --------  --------------   -----------  --------  --------  -----------  --------  -------  ---------
Fully Amortizing                      3    $3,994,145.80        4.91%    5.783%       730   $1,331,382    59.27%  100.00%      0.00%
120 Month Interest-Only              87    77,426,622.73       95.09     5.701        746      889,961    64.45    83.87     100.00
                                     --   --------------      ------     -----        ---     --------    -----    -----     ------
TOTAL:                               90   $81,420,768.53      100.00%    5.705%       745     $904,675    64.20%   84.66%     95.09%
                                     ==   ==============      ======     =====        ===     ========    =====    =====     ======

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
                             GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                NUMBER     AGGREGATE      OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL       AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
RANGE OF CUT-OFF DATE          MORTGAGE     BALANCE         CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
STATED PRINCIPAL BALANCES ($)   LOANS     OUTSTANDING        DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------------------  --------  --------------   -----------  --------  --------  -----------  --------  -------  ---------
200,000.01 to 300,000.00              5    $1,291,346.52        1.59%    5.728%       741     $258,269    57.58%   82.59%    100.00%
300,000.01 to 400,000.00              4     1,462,525.00        1.80     5.688        760      365,631    67.99    76.07     100.00
400,000.01 to 500,000.00             10     4,565,832.13        5.61     5.705        740      456,583    68.13    81.95     100.00
500,000.01 to 600,000.00             10     5,667,499.78        6.96     5.704        742      566,750    68.91   100.00      89.88
600,000.01 to 700,000.00              8     5,335,133.09        6.55     5.677        752      666,892    74.36    73.82     100.00
700,000.01 to 800,000.00             10     7,465,626.16        9.17     5.590        756      746,563    56.85    79.41     100.00
800,000.01 to 900,000.00              5     4,356,092.68        5.35     5.675        751      871,219    62.43   100.00     100.00
900,000.01 to 1,000,000.00           15    14,664,787.79       18.01     5.625        742      977,653    60.04    52.88      93.67
1,000,000.01 to 1,100,000.00          1     1,031,250.00        1.27     5.750        764    1,031,250    75.00   100.00     100.00
1,100,000.01 to 1,200,000.00          5     5,769,678.00        7.09     5.679        739    1,153,936    71.84   100.00     100.00
1,200,000.01 to 1,300,000.00          1     1,244,650.00        1.53     5.750        760    1,244,650    63.95     0.00     100.00
1,300,000.01 to 1,400,000.00          2     2,662,500.00        3.27     5.688        724    1,331,250    63.56   100.00     100.00
1,400,000.01 to 1,500,000.00          4     5,902,450.70        7.25     5.750        726    1,475,613    66.17   100.00     100.00
1,500,000.01 to 2,000,000.00          7    12,389,929.62       15.22     5.790        752    1,769,990    63.56   100.00     100.00
2,000,000.01 to 2,500,000.00          2     4,741,467.06        5.82     6.059        771    2,370,734    54.50   100.00      47.43
2,500,000.01 to 3,000,000.00          1     2,870,000.00        3.52     5.500        702    2,870,000    70.00   100.00     100.00
                                     --   --------------      ------     -----        ---    ---------    -----   ------     ------
TOTAL:                               90   $81,420,768.53      100.00%    5.705%       745     $904,675    64.20%   84.66%     95.09%
                                     ==   ==============      ======     =====        ===    =========    =====   ======     ======

CURRENT MORTGAGE RATES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE
                                NUMBER     AGGREGATE      OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                                  OF       PRINCIPAL       AS OF THE   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT  PERCENT
RANGE OF CURRENT               MORTGAGE     BALANCE         CUT-OFF    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MORTGAGE RATES (%)              LOANS     OUTSTANDING        DATE       COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------------------  --------  --------------   -----------  --------  --------  -----------  --------  -------  ---------
4.751 to 5.000                        1      $644,000.00        0.79%    5.000%       745     $644,000    50.12%  100.00%    100.00%
5.001 to 5.250                        5     3,559,235.00        4.37     5.225        763      711,847    48.47    71.90     100.00
5.251 to 5.500                       20    16,870,168.82       20.72     5.474        737      843,508    65.69    97.93      91.10
5.501 to 5.750                       37    33,930,227.97       41.67     5.681        748      917,033    65.18    80.35     100.00
5.751 to 6.000                       21    20,577,940.98       25.27     5.915        742      979,902    65.63    78.27      87.89
6.001 to 6.250                        6     5,839,195.76        7.17     6.146        748      973,199    60.26   100.00     100.00
                                     --   --------------      ------     -----        ---     --------    -----   ------     ------
TOTAL:                               90   $81,420,768.53      100.00%    5.705%       745     $904,675    64.20%   84.66%     95.09%
                                     ==   ==============      ======     =====        ===     ========    =====   ======     ======

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
REMAINING TERM (MONTHS)       LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------------       -----       -----------   ------------   ------    -----    -----------    ---       ---      ----
349 to 360                      90      $81,420,768.53       100.00%    5.705%      745  $   904,675    64.20%   84.66%     95.09%
                               ---      --------------       ------     -----       ---  -----------    ------   -----      -----
TOTAL:                          90      $81,420,768.53       100.00%    5.705%      745  $   904,675    64.20%   84.66%     95.09%
                               ===      ==============       ======     =====       ===  ===========    ======   =====      =====

ORIGINAL LOAN-TO-VALUE RATIOS

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
RANGE OF ORIGINAL            MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN-TO-VALUE RATIOS (%)      LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
------------------------      -----       -----------   ------------   ------    -----    -----------    ---       ---      ----
10.01 to 20.00                  1        $   995,000.00         1.22%    5.375%      816  $   995,000     19.90%  100.00%    100.00%
20.01 to 30.00                  1            404,000.00         0.50     5.875       728      404,000     21.32     0.00     100.00
30.01 to 40.00                  7          4,828,188.36         5.93     5.501       745      689,741     34.88    74.63      88.12
40.01 to 50.00                  4          3,813,919.01         4.68     5.961       779      953,480     48.92    80.60     100.00
50.01 to 60.00                 13         14,296,604.48        17.56     5.763       729    1,099,739     56.33    86.29      82.57
60.01 to 70.00                 29         33,451,570.74        41.08     5.681       746    1,153,502     66.67    77.70     100.00
70.01 to 75.00                 16         13,602,824.75        16.71     5.666       739      850,177     74.32    94.85      93.18
75.01 to 80.00                 19         10,028,661.19        12.32     5.781       754      527,824     79.49   100.00     100.00
                              ---        --------------       ------     -----       ---  -----------    ------   ------     ------
TOTAL:                         90        $81,420,768.53       100.00%    5.705%      745  $   904,675     64.20%   84.66%     95.09%
                              ===        ==============       ======     =====       ===  ===========    ======   ======     ======


CREDIT SCORES

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
RANGE OF CREDIT SCORES        LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
----------------------        -----       -----------   ------------   ------    -----    -----------    ---       ---      ----

651 to 675                      3       $ 2,317,263.37          2.85%    5.773%      670  $   772,421     52.94%  100.00%     75.24%
676 to 700                      8         6,258,554.05          7.69     5.701       688      782,319     68.37    72.84     100.00
701 to 725                     18        18,043,515.22         22.16     5.740       710    1,002,418     66.61    80.95     100.00
726 to 750                     17        16,054,292.73         19.72     5.704       736      944,370     60.78    75.19      78.69
751 to 775                     18        16,669,939.41         20.47     5.672       762      926,108     65.58    92.53     100.00
776 to 800                     19        15,951,950.40         19.59     5.659       785      839,576     67.02    86.69     100.00
801 to 825                      7         6,125,253.35          7.52     5.792       806      875,036     54.95   100.00     100.00
                              ---       --------------        ------     -----       ---  -----------    ------   -----      -----
TOTAL:                         90       $81,420,768.53        100.00%    5.705%      745  $   904,675     64.20%   84.66%     95.09%
                              ===       ==============        ======     =====       ===  ===========    ======   ======     ======


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC AREA

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
GEOGRAPHIC AREA               LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
---------------               -----       -----------   ------------   ------    -----    -----------    ---       ---      ----

California                    63        $55,757,408.82         68.48%    5.702%      738  $   885,038     64.53%   79.32%     92.84%
Colorado                       3          4,069,531.34          5.00     5.658       759    1,356,510     64.24   100.00     100.00
Connecticut                    2          1,995,000.00          2.45     5.312       804      997,500     42.29   100.00     100.00
Florida                        3          4,225,841.70          5.19     5.745       748    1,408,614     68.63   100.00     100.00
Georgia                        2          1,608,899.50          1.98     5.550       756      804,450     74.39   100.00     100.00
Massachusetts                  4          3,718,343.38          4.57     5.643       749      929,586     67.17   100.00     100.00
Michigan                       1            583,100.00          0.72     6.250       754      583,100     77.23   100.00     100.00
Nevada                         2          2,880,970.76          3.54     6.043       795    1,440,485     55.73   100.00     100.00
New Jersey                     1            600,000.00          0.74     5.875       776      600,000     80.00   100.00     100.00
New York                       1          1,350,000.00          1.66     5.750       672    1,350,000     52.43   100.00     100.00
Ohio                           1            241,997.61          0.30     5.750       799      241,998     75.57   100.00     100.00
Oregon                         1            750,000.00          0.92     5.750       799      750,000     61.98   100.00     100.00
Pennsylvania                   1            718,000.00          0.88     5.500       752      718,000     37.79   100.00     100.00
South Carolina                 3          2,002,675.42          2.46     5.708       736      667,558     66.86    52.06     100.00
Washington                     2            919,000.00          1.13     5.832       789      459,500     80.00   100.00     100.00
                              --        --------------        ------     -----       ---  -----------    ------   -----      -----
TOTAL:                        90        $81,420,768.53        100.00%    5.705%      745  $   904,675     64.20%   84.66%     95.09%
                              ==        ==============        ======     =====       ===  ===========    ======   ======     ======

OCCUPANCY TYPE

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
OCCUPANCY TYPE                LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
--------------                -----       -----------   ------------   ------    -----    -----------    ---       ---      ----
Primary                        85       $76,096,949.52         93.46%    5.689%      743  $   895,258     64.95%   83.59%     94.75%
Second Home                     3         4,498,870.76          5.53     5.979       777    1,499,624     54.39      100     100.00
Investment                      2           824,948.25          1.01     5.705       774      412,474      48.6   100.00     100.00
                              ---       --------------        ------     -----       ---  -----------    ------   ------     ------
TOTAL:                         90       $81,420,768.53        100.00%    5.705%      745  $   904,675     64.20%   84.66%     95.09%
                              ===       ==============        ======     =====       ===  ===========    ======   ======     ======

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
PROPERTY TYPE                 LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-------------                 -----       -----------   ------------   ------    -----    -----------    ---       ---      ----
Single Family                65         $57,098,167.75         70.13%    5.692%      739  $   878,433     63.26%   83.70%     93.00%
PUD                          22          22,723,452.53         27.91     5.769       759    1,032,884     66.75    86.01     100.00
Condominium                   2             943,948.25          1.16     5.199       734      471,974     48.86   100.00     100.00
Cooperative                   1             655,200.00          0.80     5.375       770      655,200     80.00   100.00     100.00
                             --         --------------        ------     -----       ---  -----------    ------   ------      -----
TOTAL:                       90         $81,420,768.53        100.00%    5.705%      745  $   904,675     64.20%   84.66%     95.09%
                             ==         ==============        ======     =====       ===  ===========    ======   ======     ======

LOAN PURPOSE

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
LOAN PURPOSE                  LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-------------                 -----       -----------   ------------   ------    -----    -----------    ---       ---      ----
Purchase                      30        $28,108,071.63         34.52%    5.660%      749  $   936,936     69.71%   89.88%    100.00%
Refinance - Rate Term         25         22,704,037.93         27.88     5.650       755      908,162     56.30    74.70      93.39
Refinance - Cashout           35         30,608,658.97         37.59     5.787       734      874,533     65.00    87.26      91.86
                              --        --------------        ------     -----       ---  -----------    ------   -----      -----
TOTAL:                        90        $81,420,768.53        100.00%    5.705%      745  $   904,675     64.20%   84.66%     95.09%
                              ==        ==============        ======     =====       ===  ===========    ======   ======     ======

LOAN DOCUMENTATION

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MLCC UNDERWRITING             LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------------             -----       -----------   ------------   ------    -----    -----------    ---       ---      ----

Full Documentation            67        $61,884,177.28         76.01%    5.717%      748  $   923,644     65.18%  100.00%     93.55%
Stated Income                  9          6,968,596.25          8.56     5.815       738      774,288     58.74     0.00     100.00
 SUB-TOTAL:                   76        $68,852,773.53         84.56%    5.727%      747  $   905,958     64.53%   89.88%     94.20%
                              --        --------------        ------     -----       ---  -----------    ------   ------     ------
OTHER UNDERWRITING

Full Documentation             7        $ 7,048,713.00          8.66%    5.545%      742  $ 1,006,959     65.93%  100.00%    100.00%
Stated Income                  7          5,519,282.00          6.78     5.638       725      788,469     57.89     0.00     100.00
 SUB-TOTAL:                   14        $12,567,995.00         15.44%    5.586%      734  $   897,714     62.40%   56.08%    100.00%
                              --        --------------        ------     -----       ---  -----------    ------   -----      -----
TOTAL:                        90        $81,420,768.53        100.00%    5.705%      745  $   904,675     64.20%   84.66%     95.09%
                              ==        ==============        ======     =====       ===  ===========    ======   ======     ======


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)                                 FREE WRITING PROSPECTUS FOR
                                                                    MLMI 2005-A9

                             GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------

MARGINS

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MARGINS(%)                    LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-----------                   -----       -----------   ------------   ------    -----    -----------    ---       ---      ----

1.751 to 2.000                76        $68,852,773.53        84.56%    5.727%      747  $   905,958     64.53%   89.88%     94.20%
2.001 to 2.250                14         12,567,995.00         15.44    5.586       734      897,714     62.40    56.08     100.00
                             ---        --------------        ------    -----       ---  -----------    ------   ------     ------
TOTAL:                        90        $81,420,768.53        100.00%   5.705%      745  $   904,675     64.20%   84.66%     95.09%
                             ===        ==============        ======    =====       ===  ===========    ======   ======     ======

MAXIMUM MORTGAGE RATE

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
MAXIMUM MORTGAGE RATE(%)      LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-------------------------     -----       -----------   ------------   ------    -----    -----------    ---       ---      ----
9.751 to 10.000                  1      $   644,000.00          0.79%    5.000%      745  $   644,000     50.12%  100.00%    100.00%
10.001 to 10.250                 5        3,559,235.00          4.37     5.225       763      711,847     48.47    71.90     100.00
10.251 to 10.500                20       16,870,168.82         20.72     5.474       737      843,508     65.69    97.93      91.10
10.501 to 10.750                37       33,930,227.97         41.67     5.681       748      917,033     65.18    80.35     100.00
10.751 to 11.000                21       20,577,940.98         25.27     5.915       742      979,902     65.63    78.27      87.89
11.001 to 11.250                 6        5,839,195.76          7.17     6.146       748      973,199     60.26   100.00     100.00
                               ---      --------------        ------     -----       ---  -----------    ------   ------     ------
TOTAL:                          90      $81,420,768.53        100.00%    5.705%      745  $   904,675     64.20%   84.66%     95.09%
                               ===      ==============        ======     =====       ===  ===========    ======   ======     ======

NEXT RATE DJUSTMENT DATE

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                           AGGREGATE       BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF     PRINCIPAL     OUTSTANDING  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT   PERCENT
                             MORTGAGE       BALANCE       AS OF THE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    INTEREST-
NEXT RATE ADJUSTMENT DATE     LOANS       OUTSTANDING   CUT-OFF DATE   COUPON    SCORE    OUTSTANDING    LTV       DOC      ONLY
-------------------------     -----       -----------   ------------   ------    -----    -----------    ---       ---      ----
February 2015                     1     $   472,675.42          0.58%    5.875%      777  $   472,675     73.85%  100.00%    100.00%
March 2015                        1       1,312,500.00          1.61     5.625       777    1,312,500     75.00   100.00     100.00
April 2015                        3       2,388,620.08          2.93     5.770       759      796,207     60.21   100.00     100.00
May 2015                          8       7,639,545.11          9.38     5.872       740      954,943     63.93    94.71     100.00
June 2015                        12      12,033,386.53         14.78     5.824       734    1,002,782     67.06    75.48     100.00
July 2015                        38      32,943,969.17         40.46     5.626       747      866,947     63.78    79.86      92.43
August 2015                      25      22,320,072.22         27.41     5.689       751      892,803     63.84    93.11      93.27
September 2015                    2       2,310,000.00          2.84     5.750       696    1,155,000     55.58    58.44     100.00
                                ---     --------------        ------     -----       ---  -----------    ------   ------     ------
TOTAL:                           90     $81,420,768.53        100.00%    5.705%      745  $   904,675     64.20%   84.66%     95.09%
                                ===     ==============        ======     =====       ===  ===========    ======   ======     ======


--------------------------------------------------------------------------------
       Recipients should read the information contained in the Important
   Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                      CLASS 1-A-1 YIELD TABLE (TO MATURITY)

                       15%             20%            25%            30%             35%
                       CPR             CPR            CPR            CPR             CPR
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
    PRICE (%)       YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
    ---------      -----------     -----------    -----------    -----------     -----------
    99.00485           6.13           6.06           6.00           5.95             5.92
    99.05485           6.12           6.05           5.98           5.93             5.89
    99.10485           6.11           6.03           5.96           5.91             5.86
    99.15485           6.10           6.02           5.94           5.89             5.84
    99.20485           6.09           6.00           5.93           5.86             5.81
    99.25485           6.07           5.99           5.91           5.84             5.79
    99.30485           6.06           5.97           5.89           5.82             5.76
    99.35485           6.05           5.96           5.87           5.80             5.74
    99.40485           6.04           5.94           5.85           5.78             5.71
    99.45485           6.03           5.93           5.84           5.76             5.69
    99.50485           6.02           5.91           5.82           5.73             5.66
    99.55485           6.00           5.90           5.80           5.71             5.64
    99.60485           5.99           5.88           5.78           5.69             5.61
    99.65485           5.98           5.87           5.76           5.67             5.59
    99.70485           5.97           5.85           5.75           5.65             5.56
    99.75485           5.96           5.84           5.73           5.63             5.54
    99.80485           5.95           5.82           5.71           5.61             5.51
    99.85485           5.93           5.81           5.69           5.58             5.49
    99.90485           5.92           5.79           5.68           5.56             5.46
    99.95485           5.91           5.78           5.66           5.54             5.44
    100.00485          5.90           5.77           5.64           5.52             5.41
    100.05485          5.89           5.75           5.62           5.50             5.39
    100.10485          5.88           5.74           5.60           5.48             5.36
    100.15485          5.86           5.72           5.59           5.46             5.34
    100.20485          5.85           5.71           5.57           5.44             5.31
    100.25485          5.84           5.69           5.55           5.41             5.29
    100.30485          5.83           5.68           5.53           5.39             5.26
    100.35485          5.82           5.66           5.52           5.37             5.24
    100.40485          5.81           5.65           5.50           5.35             5.21
    100.45485          5.79           5.64           5.48           5.33             5.19
    100.50485          5.78           5.62           5.46           5.31             5.16

       WAL             5.64           4.26           3.35           2.72             2.26
    MOD DURN           4.27           3.41           2.80           2.34             1.99
    PRINCIPAL
     WINDOW       Jan06 - Oct35   Jan06 - Oct35  Jan06 - Oct35  Jan06 - Oct35   Jan06 - Oct35


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                      CLASS 1-A-2 YIELD TABLE (TO MATURITY)

                       15%             20%            25%            30%             35%
                       CPR             CPR            CPR            CPR             CPR
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
    PRICE (%)       YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
    ---------      -----------     -----------    -----------    -----------     -----------
    98.70773           6.20           6.15           6.11           6.08             6.07
    98.75773           6.19           6.13           6.09           6.06             6.04
    98.80773           6.18           6.12           6.07           6.04             6.02
    98.85773           6.17           6.10           6.05           6.01             5.99
    98.90773           6.16           6.09           6.03           5.99             5.97
    98.95773           6.15           6.07           6.02           5.97             5.94
    99.00773           6.13           6.06           6.00           5.95             5.91
    99.05773           6.12           6.04           5.98           5.93             5.89
    99.10773           6.11           6.03           5.96           5.91             5.86
    99.15773           6.10           6.01           5.94           5.88             5.84
    99.20773           6.09           6.00           5.93           5.86             5.81
    99.25773           6.07           5.99           5.91           5.84             5.79
    99.30773           6.06           5.97           5.89           5.82             5.76
    99.35773           6.05           5.96           5.87           5.80             5.74
    99.40773           6.04           5.94           5.85           5.78             5.71
    99.45773           6.03           5.93           5.84           5.75             5.69
    99.50773           6.02           5.91           5.82           5.73             5.66
    99.55773           6.00           5.90           5.80           5.71             5.63
    99.60773           5.99           5.88           5.78           5.69             5.61
    99.65773           5.98           5.87           5.76           5.67             5.58
    99.70773           5.97           5.85           5.75           5.65             5.56
    99.75773           5.96           5.84           5.73           5.63             5.53
    99.80773           5.94           5.82           5.71           5.60             5.51
    99.85773           5.93           5.81           5.69           5.58             5.48
    99.90773           5.92           5.79           5.67           5.56             5.46
    99.95773           5.91           5.78           5.66           5.54             5.43
    100.00773          5.90           5.76           5.64           5.52             5.41
    100.05773          5.89           5.75           5.62           5.50             5.38
    100.10773          5.87           5.74           5.60           5.48             5.36
    100.15773          5.86           5.72           5.59           5.46             5.33
    100.20773          5.85           5.71           5.57           5.43             5.31

       WAL             5.64           4.26           3.35           2.72             2.26
    MOD DURN           4.25           3.40           2.79           2.33             1.98
    PRINCIPAL
     WINDOW       Jan06 - Oct35   Jan06 - Oct35  Jan06 - Oct35  Jan06 - Oct35   Jan06 - Oct35


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                      CLASS 2-A-1 YIELD TABLE (TO MATURITY)

                       15%             20%            25%            30%             35%
                       CPR             CPR            CPR            CPR             CPR
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
    PRICE (%)       YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
    ---------      -----------     -----------    -----------    -----------     -----------
    98.56366           6.01           5.96           5.93           5.93             5.95
    98.61366           6.00           5.94           5.91           5.91             5.93
    98.66366           5.99           5.93           5.90           5.89             5.90
    98.71366           5.98           5.91           5.88           5.87             5.88
    98.76366           5.96           5.90           5.86           5.84             5.85
    98.81366           5.95           5.88           5.84           5.82             5.83
    98.86366           5.94           5.87           5.82           5.80             5.80
    98.91366           5.93           5.85           5.81           5.78             5.77
    98.96366           5.92           5.84           5.79           5.76             5.75
    99.01366           5.90           5.83           5.77           5.74             5.72
    99.06366           5.89           5.81           5.75           5.71             5.70
    99.11366           5.88           5.80           5.73           5.69             5.67
    99.16366           5.87           5.78           5.71           5.67             5.65
    99.21366           5.86           5.77           5.70           5.65             5.62
    99.26366           5.85           5.75           5.68           5.63             5.60
    99.31366           5.83           5.74           5.66           5.61             5.57
    99.36366           5.82           5.72           5.64           5.58             5.55
    99.41366           5.81           5.71           5.63           5.56             5.52
    99.46366           5.80           5.69           5.61           5.54             5.50
    99.51366           5.79           5.68           5.59           5.52             5.47
    99.56366           5.78           5.66           5.57           5.50             5.44
    99.61366           5.76           5.65           5.55           5.48             5.42
    99.66366           5.75           5.63           5.54           5.46             5.39
    99.71366           5.74           5.62           5.52           5.44             5.37
    99.76366           5.73           5.61           5.50           5.41             5.34
    99.81366           5.72           5.59           5.48           5.39             5.32
    99.86366           5.71           5.58           5.46           5.37             5.29
    99.91366           5.70           5.56           5.45           5.35             5.27
    99.96366           5.68           5.55           5.43           5.33             5.24
    100.01366          5.67           5.53           5.41           5.31             5.22
    100.06366          5.66           5.52           5.39           5.29             5.19

       WAL             5.65           4.26           3.36           2.72             2.26
    MOD DURN           4.30           3.43           2.80           2.34             1.98
    PRINCIPAL
     WINDOW       Jan06 - Oct35   Jan06 - Oct35  Jan06 - Oct35  Jan06 - Oct35   Jan06 - Oct35


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                      CLASS 2-A-2 YIELD TABLE (TO MATURITY)

                       15%             20%            25%            30%             35%
                       CPR             CPR            CPR            CPR             CPR
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
    PRICE (%)       YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
    ---------      -----------     -----------    -----------    -----------     -----------
    98.02450           6.14           6.12           6.13           6.17             6.23
    98.07450           6.13           6.10           6.11           6.15             6.21
    98.12450           6.12           6.09           6.09           6.12             6.18
    98.17450           6.10           6.07           6.07           6.10             6.16
    98.22450           6.09           6.06           6.06           6.08             6.13
    98.27450           6.08           6.04           6.04           6.06             6.10
    98.32450           6.07           6.03           6.02           6.04             6.08
    98.37450           6.06           6.01           6.00           6.01             6.05
    98.42450           6.04           6.00           5.98           5.99             6.03
    98.47450           6.03           5.99           5.96           5.97             6.00
    98.52450           6.02           5.97           5.95           5.95             5.97
    98.57450           6.01           5.96           5.93           5.93             5.95
    98.62450           6.00           5.94           5.91           5.90             5.92
    98.67450           5.98           5.93           5.89           5.88             5.90
    98.72450           5.97           5.91           5.87           5.86             5.87
    98.77450           5.96           5.90           5.86           5.84             5.85
    98.82450           5.95           5.88           5.84           5.82             5.82
    98.87450           5.94           5.87           5.82           5.80             5.79
    98.92450           5.93           5.85           5.80           5.77             5.77
    98.97450           5.91           5.84           5.78           5.75             5.74
    99.02450           5.90           5.82           5.77           5.73             5.72
    99.07450           5.89           5.81           5.75           5.71             5.69
    99.12450           5.88           5.79           5.73           5.69             5.67
    99.17450           5.87           5.78           5.71           5.67             5.64
    99.22450           5.86           5.76           5.69           5.64             5.62
    99.27450           5.84           5.75           5.68           5.62             5.59
    99.32450           5.83           5.73           5.66           5.60             5.57
    99.37450           5.82           5.72           5.64           5.58             5.54
    99.42450           5.81           5.70           5.62           5.56             5.51
    99.47450           5.80           5.69           5.60           5.54             5.49
    99.52450           5.79           5.68           5.59           5.52             5.46

       WAL             5.65           4.26           3.36           2.72             2.26
    MOD DURN           4.28           3.41           2.78           2.32             1.97
    PRINCIPAL
     WINDOW       Jan06 - Oct35   Jan06 - Oct35  Jan06 - Oct35  Jan06 - Oct35   Jan06 - Oct35


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                      CLASS 3-A-1 YIELD TABLE (TO MATURITY)

                       15%             20%            25%            30%             35%
                       CPR             CPR            CPR            CPR             CPR
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
    PRICE (%)       YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
    ---------      -----------     -----------    -----------    -----------     -----------
    98.86080           6.04           5.97           5.93           5.90             5.90
    98.91080           6.03           5.96           5.91           5.88             5.88
    98.96080           6.02           5.94           5.89           5.86             5.85
    99.01080           6.01           5.93           5.87           5.84             5.83
    99.06080           5.99           5.91           5.85           5.82             5.80
    99.11080           5.98           5.90           5.84           5.80             5.78
    99.16080           5.97           5.88           5.82           5.77             5.75
    99.21080           5.96           5.87           5.80           5.75             5.73
    99.26080           5.95           5.85           5.78           5.73             5.70
    99.31080           5.93           5.84           5.76           5.71             5.67
    99.36080           5.92           5.82           5.74           5.69             5.65
    99.41080           5.91           5.81           5.73           5.67             5.62
    99.46080           5.90           5.79           5.71           5.64             5.60
    99.51080           5.89           5.78           5.69           5.62             5.57
    99.56080           5.88           5.76           5.67           5.60             5.55
    99.61080           5.86           5.75           5.65           5.58             5.52
    99.66080           5.85           5.74           5.64           5.56             5.50
    99.71080           5.84           5.72           5.62           5.54             5.47
    99.76080           5.83           5.71           5.60           5.52             5.45
    99.81080           5.82           5.69           5.58           5.49             5.42
    99.86080           5.81           5.68           5.57           5.47             5.40
    99.91080           5.79           5.66           5.55           5.45             5.37
    99.96080           5.78           5.65           5.53           5.43             5.34
    100.01080          5.77           5.63           5.51           5.41             5.32
    100.06080          5.76           5.62           5.49           5.39             5.29
    100.11080          5.75           5.60           5.48           5.37             5.27
    100.16080          5.74           5.59           5.46           5.34             5.24
    100.21080          5.72           5.57           5.44           5.32             5.22
    100.26080          5.71           5.56           5.42           5.30             5.19
    100.31080          5.70           5.55           5.41           5.28             5.17
    100.36080          5.69           5.53           5.39           5.26             5.14

       WAL             5.62           4.24           3.34           2.71             2.26
    MOD DURN           4.28           3.41           2.79           2.33             1.98
    PRINCIPAL
     WINDOW       Jan06 - Oct35   Jan06 - Oct35  Jan06 - Oct35  Jan06 - Oct35   Jan06 - Oct35


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                      CLASS 3-A-2 YIELD TABLE (TO MATURITY)

                       15%             20%            25%            30%             35%
                       CPR             CPR            CPR            CPR             CPR
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
    PRICE (%)       YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
    ---------      -----------     -----------    -----------    -----------     -----------
    98.32313           6.17           6.13           6.12           6.14             6.18
    98.37313           6.16           6.12           6.11           6.12             6.16
    98.42313           6.15           6.10           6.09           6.10             6.13
    98.47313           6.13           6.09           6.07           6.07             6.11
    98.52313           6.12           6.07           6.05           6.05             6.08
    98.57313           6.11           6.06           6.03           6.03             6.05
    98.62313           6.10           6.04           6.01           6.01             6.03
    98.67313           6.09           6.03           5.99           5.99             6.00
    98.72313           6.07           6.01           5.98           5.96             5.98
    98.77313           6.06           6.00           5.96           5.94             5.95
    98.82313           6.05           5.98           5.94           5.92             5.92
    98.87313           6.04           5.97           5.92           5.90             5.90
    98.92313           6.03           5.95           5.90           5.88             5.87
    98.97313           6.01           5.94           5.89           5.86             5.85
    99.02313           6.00           5.92           5.87           5.83             5.82
    99.07313           5.99           5.91           5.85           5.81             5.80
    99.12313           5.98           5.89           5.83           5.79             5.77
    99.17313           5.97           5.88           5.81           5.77             5.74
    99.22313           5.96           5.86           5.79           5.75             5.72
    99.27313           5.94           5.85           5.78           5.73             5.69
    99.32313           5.93           5.83           5.76           5.70             5.67
    99.37313           5.92           5.82           5.74           5.68             5.64
    99.42313           5.91           5.81           5.72           5.66             5.62
    99.47313           5.90           5.79           5.70           5.64             5.59
    99.52313           5.89           5.78           5.69           5.62             5.57
    99.57313           5.87           5.76           5.67           5.60             5.54
    99.62313           5.86           5.75           5.65           5.57             5.52
    99.67313           5.85           5.73           5.63           5.55             5.49
    99.72313           5.84           5.72           5.61           5.53             5.46
    99.77313           5.83           5.70           5.60           5.51             5.44
    99.82313           5.81           5.69           5.58           5.49             5.41

       WAL             5.62           4.24           3.34           2.71             2.26
    MOD DURN           4.25           3.39           2.77           2.31             1.96
    PRINCIPAL
     WINDOW       Jan06 - Oct35   Jan06 - Oct35  Jan06 - Oct35  Jan06 - Oct35   Jan06 - Oct35


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                      CLASS 4-A-1 YIELD TABLE (TO MATURITY)

                       15%             20%            25%            30%             35%
                       CPR             CPR            CPR            CPR             CPR
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
    PRICE (%)       YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
    ---------      -----------     -----------    -----------    -----------     -----------
    98.93046           6.03           5.99           5.97           5.98             6.01
    98.98046           6.02           5.97           5.96           5.96             5.98
    99.03046           6.01           5.96           5.94           5.94             5.95
    99.08046           6.00           5.95           5.92           5.92             5.93
    99.13046           5.98           5.93           5.90           5.89             5.90
    99.18046           5.97           5.92           5.88           5.87             5.88
    99.23046           5.96           5.90           5.87           5.85             5.85
    99.28046           5.95           5.89           5.85           5.83             5.83
    99.33046           5.94           5.87           5.83           5.81             5.80
    99.38046           5.93           5.86           5.81           5.79             5.78
    99.43046           5.91           5.84           5.79           5.76             5.75
    99.48046           5.90           5.83           5.77           5.74             5.72
    99.53046           5.89           5.81           5.76           5.72             5.70
    99.58046           5.88           5.80           5.74           5.70             5.67
    99.63046           5.87           5.78           5.72           5.68             5.65
    99.68046           5.86           5.77           5.70           5.66             5.62
    99.73046           5.84           5.75           5.69           5.63             5.60
    99.78046           5.83           5.74           5.67           5.61             5.57
    99.83046           5.82           5.72           5.65           5.59             5.55
    99.88046           5.81           5.71           5.63           5.57             5.52
    99.93046           5.80           5.70           5.61           5.55             5.50
    99.98046           5.79           5.68           5.60           5.53             5.47
    100.03046          5.77           5.67           5.58           5.51             5.45
    100.08046          5.76           5.65           5.56           5.48             5.42
    100.13046          5.75           5.64           5.54           5.46             5.40
    100.18046          5.74           5.62           5.52           5.44             5.37
    100.23046          5.73           5.61           5.51           5.42             5.35
    100.28046          5.72           5.59           5.49           5.40             5.32
    100.33046          5.71           5.58           5.47           5.38             5.30
    100.38046          5.69           5.56           5.45           5.36             5.27
    100.43046          5.68           5.55           5.44           5.34             5.25

       WAL             5.69           4.29           3.37           2.73             2.27
    MOD DURN           4.30           3.42           2.79           2.33             1.97
    PRINCIPAL
     WINDOW       Jan06 - Nov35   Jan06 - Nov35  Jan06 - Nov35  Jan06 - Nov35   Jan06 - Nov35


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                      CLASS 4-A-2 YIELD TABLE (TO MATURITY)

                       15%             20%            25%            30%             35%
                       CPR             CPR            CPR            CPR             CPR
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
    PRICE (%)       YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
    ---------      -----------     -----------    -----------    -----------     -----------
    98.35172           6.17           6.16           6.19           6.24             6.31
    98.40172           6.16           6.15           6.17           6.21             6.28
    98.45172           6.15           6.13           6.15           6.19             6.25
    98.50172           6.13           6.12           6.13           6.17             6.23
    98.55172           6.12           6.10           6.11           6.15             6.20
    98.60172           6.11           6.09           6.09           6.13             6.18
    98.65172           6.10           6.07           6.08           6.10             6.15
    98.70172           6.09           6.06           6.06           6.08             6.12
    98.75172           6.07           6.04           6.04           6.06             6.10
    98.80172           6.06           6.03           6.02           6.04             6.07
    98.85172           6.05           6.01           6.00           6.02             6.05
    98.90172           6.04           6.00           5.98           5.99             6.02
    98.95172           6.03           5.98           5.97           5.97             6.00
    99.00172           6.01           5.97           5.95           5.95             5.97
    99.05172           6.00           5.95           5.93           5.93             5.94
    99.10172           5.99           5.94           5.91           5.91             5.92
    99.15172           5.98           5.92           5.89           5.88             5.89
    99.20172           5.97           5.91           5.88           5.86             5.87
    99.25172           5.96           5.89           5.86           5.84             5.84
    99.30172           5.94           5.88           5.84           5.82             5.82
    99.35172           5.93           5.86           5.82           5.80             5.79
    99.40172           5.92           5.85           5.80           5.78             5.76
    99.45172           5.91           5.84           5.79           5.75             5.74
    99.50172           5.90           5.82           5.77           5.73             5.71
    99.55172           5.89           5.81           5.75           5.71             5.69
    99.60172           5.87           5.79           5.73           5.69             5.66
    99.65172           5.86           5.78           5.71           5.67             5.64
    99.70172           5.85           5.76           5.70           5.65             5.61
    99.75172           5.84           5.75           5.68           5.63             5.59
    99.80172           5.83           5.73           5.66           5.60             5.56
    99.85172           5.82           5.72           5.64           5.58             5.54

       WAL             5.69           4.29           3.37           2.73             2.27
    MOD DURN           4.27           3.40           2.77           2.31             1.96
    PRINCIPAL
     WINDOW       Jan06 - Nov35   Jan06 - Nov35  Jan06 - Nov35  Jan06 - Nov35   Jan06 - Nov35


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                      CLASS 5-A-1 YIELD TABLE (TO MATURITY)

                       15%             20%            25%            30%             35%
                       CPR             CPR            CPR            CPR             CPR
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
    PRICE (%)       YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
    ---------      -----------     -----------    -----------    -----------     -----------
    98.17425           5.97           6.01           6.08           6.17             6.28
    98.22425           5.96           6.00           6.06           6.15             6.25
    98.27425           5.94           5.98           6.05           6.13             6.23
    98.32425           5.93           5.97           6.03           6.11             6.20
    98.37425           5.92           5.95           6.01           6.08             6.17
    98.42425           5.91           5.94           5.99           6.06             6.15
    98.47425           5.90           5.92           5.97           6.04             6.12
    98.52425           5.89           5.91           5.95           6.02             6.10
    98.57425           5.87           5.89           5.94           6.00             6.07
    98.62425           5.86           5.88           5.92           5.97             6.04
    98.67425           5.85           5.86           5.90           5.95             6.02
    98.72425           5.84           5.85           5.88           5.93             5.99
    98.77425           5.83           5.83           5.86           5.91             5.97
    98.82425           5.81           5.82           5.84           5.89             5.94
    98.87425           5.80           5.80           5.83           5.86             5.91
    98.92425           5.79           5.79           5.81           5.84             5.89
    98.97425           5.78           5.77           5.79           5.82             5.86
    99.02425           5.77           5.76           5.77           5.80             5.84
    99.07425           5.76           5.75           5.75           5.78             5.81
    99.12425           5.74           5.73           5.74           5.76             5.79
    99.17425           5.73           5.72           5.72           5.73             5.76
    99.22425           5.72           5.70           5.70           5.71             5.74
    99.27425           5.71           5.69           5.68           5.69             5.71
    99.32425           5.70           5.67           5.66           5.67             5.68
    99.37425           5.69           5.66           5.65           5.65             5.66
    99.42425           5.68           5.64           5.63           5.63             5.63
    99.47425           5.66           5.63           5.61           5.60             5.61
    99.52425           5.65           5.61           5.59           5.58             5.58
    99.57425           5.64           5.60           5.57           5.56             5.56
    99.62425           5.63           5.58           5.56           5.54             5.53
    99.67425           5.62           5.57           5.54           5.52             5.51

       WAL             5.74           4.31           3.38           2.74             2.27
    MOD DURN           4.31           3.41           2.78           2.31             1.96
    PRINCIPAL
     WINDOW       Jan06 - Jul35   Jan06 - Jul35  Jan06 - Jul35  Jan06 - Jul35   Jan06 - Jul35


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                                MLMI 2005-A9
-------------------------------------------------------------------------------

                      CLASS 5-A-2 YIELD TABLE (TO MATURITY)

                       15%             20%            25%            30%             35%
                       CPR             CPR            CPR            CPR             CPR
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
    PRICE (%)       YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
    ---------      -----------     -----------    -----------    -----------     -----------
    97.48675           6.13           6.22           6.34           6.48             6.64
    97.53675           6.12           6.21           6.32           6.46             6.61
    97.58675           6.11           6.19           6.30           6.43             6.59
    97.63675           6.10           6.17           6.28           6.41             6.56
    97.68675           6.08           6.16           6.26           6.39             6.53
    97.73675           6.07           6.14           6.24           6.37             6.51
    97.78675           6.06           6.13           6.23           6.35             6.48
    97.83675           6.05           6.11           6.21           6.32             6.46
    97.88675           6.04           6.10           6.19           6.30             6.43
    97.93675           6.02           6.08           6.17           6.28             6.40
    97.98675           6.01           6.07           6.15           6.26             6.38
    98.03675           6.00           6.05           6.13           6.23             6.35
    98.08675           5.99           6.04           6.11           6.21             6.32
    98.13675           5.98           6.02           6.10           6.19             6.30
    98.18675           5.97           6.01           6.08           6.17             6.27
    98.23675           5.95           5.99           6.06           6.14             6.25
    98.28675           5.94           5.98           6.04           6.12             6.22
    98.33675           5.93           5.96           6.02           6.10             6.19
    98.38675           5.92           5.95           6.00           6.08             6.17
    98.43675           5.91           5.93           5.99           6.06             6.14
    98.48675           5.89           5.92           5.97           6.03             6.12
    98.53675           5.88           5.90           5.95           6.01             6.09
    98.58675           5.87           5.89           5.93           5.99             6.06
    98.63675           5.86           5.87           5.91           5.97             6.04
    98.68675           5.85           5.86           5.89           5.95             6.01
    98.73675           5.84           5.84           5.88           5.92             5.99
    98.78675           5.82           5.83           5.86           5.90             5.96
    98.83675           5.81           5.82           5.84           5.88             5.93
    98.88675           5.80           5.80           5.82           5.86             5.91
    98.93675           5.79           5.79           5.80           5.84             5.88
    98.98675           5.78           5.77           5.79           5.82             5.86

       WAL             5.74           4.31           3.38           2.74             2.27
    MOD DURN           4.28           3.39           2.76           2.29             1.94
    PRINCIPAL
     WINDOW       Jan06 - Jul35   Jan06 - Jul35  Jan06 - Jul35  Jan06 - Jul35   Jan06 - Jul35


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                     CLASS 1-A-1 YIELD TABLE (TO ROLL DATE)

                       15%             20%            25%            30%             35%
                       CPB             CPB            CPB            CPB             CPB
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
PRICE (%)           YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
---------         -------------   -------------  -------------  -------------   -------------
99.00485               5.55           5.57           5.60           5.63             5.67
99.05485               5.52           5.55           5.57           5.60             5.63
99.10485               5.50           5.52           5.54           5.57             5.60
99.15485               5.47           5.49           5.51           5.54             5.57
99.20485               5.45           5.47           5.49           5.51             5.53
99.25485               5.42           5.44           5.46           5.48             5.50
99.30485               5.40           5.41           5.43           5.45             5.46
99.35485               5.38           5.39           5.40           5.41             5.43
99.40485               5.35           5.36           5.37           5.38             5.40
99.45485               5.33           5.33           5.34           5.35             5.36
99.50485               5.30           5.31           5.31           5.32             5.33
99.55485               5.28           5.28           5.29           5.29             5.30
99.60485               5.25           5.25           5.26           5.26             5.26
99.65485               5.23           5.23           5.23           5.23             5.23
99.70485               5.20           5.20           5.20           5.20             5.19
99.75485               5.18           5.18           5.17           5.17             5.16
99.80485               5.15           5.15           5.14           5.14             5.13
99.85485               5.13           5.12           5.11           5.10             5.09
99.90485               5.11           5.10           5.09           5.07             5.06
99.95485               5.08           5.07           5.06           5.04             5.03
100.00485              5.06           5.04           5.03           5.01             4.99
100.05485              5.03           5.02           5.00           4.98             4.96
100.10485              5.01           4.99           4.97           4.95             4.93
100.15485              4.98           4.96           4.94           4.92             4.89
100.20485              4.96           4.94           4.91           4.89             4.86
100.25485              4.93           4.91           4.89           4.86             4.83
100.30485              4.91           4.89           4.86           4.83             4.79
100.35485              4.89           4.86           4.83           4.80             4.76
100.40485              4.86           4.83           4.80           4.77             4.73
100.45485              4.84           4.81           4.77           4.74             4.69
100.50485              4.81           4.78           4.75           4.71             4.66
   WAL                 2.23           2.06           1.90           1.75             1.61
 MOD DURN              2.04           1.89           1.75           1.62             1.49
PRINCIPAL
  WINDOW          Jan06 - Oct08   Jan06 - Oct08  Jan06 - Oct08  Jan06 - Oct08   Jan06 - Oct08

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                     CLASS 1-A-2 YIELD TABLE (TO ROLL DATE)

                       15%             20%            25%            30%             35%
                       CPB             CPB            CPB            CPB             CPB
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
PRICE (%)           YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
---------         -------------   -------------  -------------  -------------   -------------
98.70773               5.70           5.73           5.77           5.82             5.87
98.75773               5.67           5.71           5.74           5.79             5.84
98.80773               5.65           5.68           5.72           5.76             5.80
98.85773               5.62           5.65           5.69           5.72             5.77
98.90773               5.60           5.63           5.66           5.69             5.73
98.95773               5.57           5.60           5.63           5.66             5.70
99.00773               5.55           5.57           5.60           5.63             5.67
99.05773               5.52           5.55           5.57           5.60             5.63
99.10773               5.50           5.52           5.54           5.57             5.60
99.15773               5.47           5.49           5.51           5.54             5.56
99.20773               5.45           5.47           5.48           5.51             5.53
99.25773               5.42           5.44           5.46           5.47             5.50
99.30773               5.40           5.41           5.43           5.44             5.46
99.35773               5.37           5.39           5.40           5.41             5.43
99.40773               5.35           5.36           5.37           5.38             5.39
99.45773               5.32           5.33           5.34           5.35             5.36
99.50773               5.30           5.31           5.31           5.32             5.33
99.55773               5.28           5.28           5.28           5.29             5.29
99.60773               5.25           5.25           5.25           5.26             5.26
99.65773               5.23           5.23           5.23           5.23             5.23
99.70773               5.20           5.20           5.20           5.20             5.19
99.75773               5.18           5.17           5.17           5.16             5.16
99.80773               5.15           5.15           5.14           5.13             5.13
99.85773               5.13           5.12           5.11           5.10             5.09
99.90773               5.10           5.09           5.08           5.07             5.06
99.95773               5.08           5.07           5.06           5.04             5.02
100.00773              5.06           5.04           5.03           5.01             4.99
100.05773              5.03           5.02           5.00           4.98             4.96
100.10773              5.01           4.99           4.97           4.95             4.92
100.15773              4.98           4.96           4.94           4.92             4.89
100.20773              4.96           4.94           4.91           4.89             4.86
   WAL                 2.23           2.06           1.90           1.75             1.61
MOD DURN               2.04           1.89           1.75           1.61             1.49
PRINCIPAL
 WINDOW           Jan06 - Oct08   Jan06 - Oct08  Jan06 - Oct08  Jan06 - Oct08   Jan06 - Oct08

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                     CLASS 2-A-1 YIELD TABLE (TO ROLL DATE)

                       15%             20%            25%            30%             35%
                       CPB             CPB            CPB            CPB             CPB
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
PRICE (%)           YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
---------         -------------   -------------  -------------  -------------   -------------
98.56366               5.64           5.69           5.74           5.80             5.87
98.61366               5.62           5.67           5.72           5.78             5.84
98.66366               5.60           5.65           5.69           5.75             5.81
98.71366               5.58           5.63           5.67           5.72             5.78
98.76366               5.57           5.61           5.65           5.70             5.76
98.81366               5.55           5.59           5.63           5.67             5.73
98.86366               5.53           5.57           5.61           5.65             5.70
98.91366               5.51           5.55           5.58           5.62             5.67
98.96366               5.50           5.53           5.56           5.60             5.64
99.01366               5.48           5.51           5.54           5.57             5.61
99.06366               5.46           5.49           5.52           5.55             5.59
99.11366               5.44           5.47           5.49           5.52             5.56
99.16366               5.43           5.45           5.47           5.50             5.53
99.21366               5.41           5.43           5.45           5.47             5.50
99.26366               5.39           5.41           5.43           5.45             5.47
99.31366               5.37           5.39           5.41           5.42             5.45
99.36366               5.36           5.37           5.38           5.40             5.42
99.41366               5.34           5.35           5.36           5.37             5.39
99.46366               5.32           5.33           5.34           5.35             5.36
99.51366               5.30           5.31           5.32           5.32             5.33
99.56366               5.29           5.29           5.29           5.30             5.30
99.61366               5.27           5.27           5.27           5.27             5.28
99.66366               5.25           5.25           5.25           5.25             5.25
99.71366               5.23           5.23           5.23           5.23             5.22
99.76366               5.22           5.21           5.21           5.20             5.19
99.81366               5.20           5.19           5.18           5.18             5.17
99.86366               5.18           5.17           5.16           5.15             5.14
99.91366               5.16           5.15           5.14           5.13             5.11
99.96366               5.15           5.13           5.12           5.10             5.08
100.01366              5.13           5.11           5.10           5.08             5.05
100.06366              5.11           5.10           5.07           5.05             5.03
   WAL                 3.26           2.88           2.55           2.25             1.99
MOD DURN               2.87           2.55           2.27           2.01             1.79
PRINCIPAL
 WINDOW           Jan06 - Oct10   Jan06 - Oct10  Jan06 - Oct10  Jan06 - Oct10   Jan06 - Oct10

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                     CLASS 2-A-2 YIELD TABLE (TO ROLL DATE)

                       15%             20%            25%            30%             35%
                       CPB             CPB            CPB            CPB             CPB
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
PRICE (%)           YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
---------         -------------   -------------  -------------  -------------   -------------
98.02450               5.83           5.90           5.98           6.07             6.18
98.07450               5.81           5.88           5.96           6.05             6.15
98.12450               5.79           5.86           5.94           6.02             6.12
98.17450               5.78           5.84           5.91           6.00             6.09
98.22450               5.76           5.82           5.89           5.97             6.06
98.27450               5.74           5.80           5.87           5.95             6.03
98.32450               5.72           5.78           5.85           5.92             6.01
98.37450               5.71           5.76           5.82           5.90             5.98
98.42450               5.69           5.74           5.80           5.87             5.95
98.47450               5.67           5.72           5.78           5.85             5.92
98.52450               5.65           5.70           5.76           5.82             5.89
98.57450               5.63           5.68           5.73           5.80             5.86
98.62450               5.62           5.66           5.71           5.77             5.83
98.67450               5.60           5.64           5.69           5.74             5.81
98.72450               5.58           5.62           5.67           5.72             5.78
98.77450               5.56           5.60           5.65           5.69             5.75
98.82450               5.55           5.58           5.62           5.67             5.72
98.87450               5.53           5.56           5.60           5.64             5.69
98.92450               5.51           5.54           5.58           5.62             5.66
98.97450               5.49           5.52           5.56           5.59             5.64
99.02450               5.48           5.50           5.53           5.57             5.61
99.07450               5.46           5.48           5.51           5.54             5.58
99.12450               5.44           5.46           5.49           5.52             5.55
99.17450               5.42           5.44           5.47           5.49             5.52
99.22450               5.41           5.42           5.44           5.47             5.50
99.27450               5.39           5.40           5.42           5.44             5.47
99.32450               5.37           5.38           5.40           5.42             5.44
99.37450               5.35           5.36           5.38           5.39             5.41
99.42450               5.34           5.35           5.36           5.37             5.38
99.47450               5.32           5.33           5.33           5.34             5.35
99.52450               5.30           5.31           5.31           5.32             5.33
   WAL                 3.26           2.88           2.55           2.25             1.99
MOD DURN               2.86           2.54           2.26           2.00             1.78
PRINCIPAL
 WINDOW           Jan06 - Oct10   Jan06 - Oct10  Jan06 - Oct10  Jan06 - Oct10   Jan06 - Oct10

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                     CLASS 3-A-1 YIELD TABLE (TO ROLL DATE)

                       15%             20%            25%            30%             35%
                       CPB             CPB            CPB            CPB             CPB
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
PRICE (%)           YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
---------         -------------   -------------  -------------  -------------   -------------
98.86080               5.64           5.67           5.71           5.75             5.80
98.91080               5.62           5.65           5.69           5.73             5.78
98.96080               5.60           5.63           5.67           5.70             5.75
99.01080               5.58           5.61           5.64           5.68             5.72
99.06080               5.57           5.59           5.62           5.65             5.69
99.11080               5.55           5.57           5.60           5.63             5.66
99.16080               5.53           5.55           5.58           5.60             5.63
99.21080               5.51           5.53           5.55           5.58             5.61
99.26080               5.49           5.51           5.53           5.55             5.58
99.31080               5.48           5.49           5.51           5.53             5.55
99.36080               5.46           5.47           5.49           5.50             5.52
99.41080               5.44           5.45           5.46           5.48             5.49
99.46080               5.42           5.43           5.44           5.45             5.46
99.51080               5.41           5.41           5.42           5.43             5.44
99.56080               5.39           5.39           5.40           5.40             5.41
99.61080               5.37           5.37           5.37           5.38             5.38
99.66080               5.35           5.35           5.35           5.35             5.35
99.71080               5.34           5.33           5.33           5.33             5.32
99.76080               5.32           5.31           5.31           5.30             5.30
99.81080               5.30           5.29           5.29           5.28             5.27
99.86080               5.28           5.27           5.26           5.25             5.24
99.91080               5.27           5.25           5.24           5.23             5.21
99.96080               5.25           5.23           5.22           5.20             5.18
100.01080              5.23           5.22           5.20           5.18             5.16
100.06080              5.21           5.20           5.18           5.15             5.13
100.11080              5.20           5.18           5.15           5.13             5.10
100.16080              5.18           5.16           5.13           5.10             5.07
100.21080              5.16           5.14           5.11           5.08             5.04
100.26080              5.14           5.12           5.09           5.05             5.02
100.31080              5.13           5.10           5.07           5.03             4.99
100.36080              5.11           5.08           5.04           5.00             4.96
   WAL                 3.24           2.86           2.53           2.24             1.98
 MOD DURN              2.85           2.53           2.25           2.00             1.78
PRINCIPAL
 WINDOW            Jan06 - Oct10   Jan06 - Oct10  Jan06 - Oct10  Jan06 - Oct10   Jan06 - Oct10

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                     CLASS 3-A-2 YIELD TABLE (TO ROLL DATE)

                       15%             20%            25%            30%             35%
                       CPB             CPB            CPB            CPB             CPB
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
PRICE (%)           YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
---------         -------------   -------------  -------------  -------------   -------------
98.32313               5.83           5.89           5.95           6.03             6.11
98.37313               5.81           5.87           5.93           6.00             6.08
98.42313               5.79           5.85           5.91           5.98             6.05
98.47313               5.77           5.83           5.89           5.95             6.03
98.52313               5.76           5.81           5.86           5.93             6.00
98.57313               5.74           5.79           5.84           5.90             5.97
98.62313               5.72           5.77           5.82           5.88             5.94
98.67313               5.70           5.75           5.79           5.85             5.91
98.72313               5.69           5.73           5.77           5.82             5.88
98.77313               5.67           5.71           5.75           5.80             5.85
98.82313               5.65           5.69           5.73           5.77             5.83
98.87313               5.63           5.67           5.70           5.75             5.80
98.92313               5.61           5.65           5.68           5.72             5.77
98.97313               5.60           5.63           5.66           5.70             5.74
99.02313               5.58           5.61           5.64           5.67             5.71
99.07313               5.56           5.59           5.61           5.65             5.68
99.12313               5.54           5.57           5.59           5.62             5.65
99.17313               5.53           5.55           5.57           5.60             5.63
99.22313               5.51           5.53           5.55           5.57             5.60
99.27313               5.49           5.51           5.53           5.55             5.57
99.32313               5.47           5.49           5.50           5.52             5.54
99.37313               5.45           5.47           5.48           5.50             5.51
99.42313               5.44           5.45           5.46           5.47             5.49
99.47313               5.42           5.43           5.44           5.45             5.46
99.52313               5.40           5.41           5.41           5.42             5.43
99.57313               5.38           5.39           5.39           5.40             5.40
99.62313               5.37           5.37           5.37           5.37             5.37
99.67313               5.35           5.35           5.35           5.35             5.34
99.72313               5.33           5.33           5.32           5.32             5.32
99.77313               5.31           5.31           5.30           5.30             5.29
99.82313               5.30           5.29           5.28           5.27             5.26
   WAL                 3.24           2.86           2.53           2.24             1.98
MOD DURN               2.84           2.52           2.24           1.99             1.77
PRINCIPAL
 WINDOW           Jan06 - Oct10   Jan06 - Oct10  Jan06 - Oct10  Jan06 - Oct10   Jan06 - Oct10

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                     CLASS 4-A-1 YIELD TABLE (TO ROLL DATE)

                       15%             20%            25%            30%             35%
                       CPB             CPB            CPB            CPB             CPB
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
PRICE (%)           YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
---------         -------------   -------------  -------------  -------------   -------------
98.93046               5.81           5.84           5.88           5.93             5.98
98.98046               5.80           5.83           5.86           5.90             5.95
99.03046               5.78           5.81           5.84           5.88             5.92
99.08046               5.77           5.79           5.82           5.86             5.90
99.13046               5.75           5.78           5.80           5.83             5.87
99.18046               5.74           5.76           5.78           5.81             5.84
99.23046               5.72           5.74           5.76           5.79             5.82
99.28046               5.71           5.72           5.74           5.76             5.79
99.33046               5.69           5.71           5.72           5.74             5.76
99.38046               5.68           5.69           5.70           5.72             5.74
99.43046               5.66           5.67           5.68           5.70             5.71
99.48046               5.65           5.66           5.66           5.67             5.68
99.53046               5.63           5.64           5.64           5.65             5.66
99.58046               5.62           5.62           5.62           5.63             5.63
99.63046               5.60           5.60           5.60           5.60             5.60
99.68046               5.59           5.59           5.58           5.58             5.58
99.73046               5.57           5.57           5.56           5.56             5.55
99.78046               5.56           5.55           5.54           5.54             5.53
99.83046               5.55           5.54           5.53           5.51             5.50
99.88046               5.53           5.52           5.51           5.49             5.47
99.93046               5.52           5.50           5.49           5.47             5.45
99.98046               5.50           5.49           5.47           5.44             5.42
100.03046              5.49           5.47           5.45           5.42             5.39
100.08046              5.47           5.45           5.43           5.40             5.37
100.13046              5.46           5.43           5.41           5.38             5.34
100.18046              5.44           5.42           5.39           5.35             5.32
100.23046              5.43           5.40           5.37           5.33             5.29
100.28046              5.41           5.38           5.35           5.31             5.26
100.33046              5.40           5.37           5.33           5.29             5.24
100.38046              5.39           5.35           5.31           5.26             5.21
100.43046              5.37           5.33           5.29           5.24             5.19
WAL                    4.04           3.44           2.93           2.51             2.16
MOD DURN               3.41           2.93           2.53           2.19             1.90
PRINCIPAL
WINDOW            Jan06 - Nov12   Jan06 - Nov12  Jan06 - Nov12  Jan06 - Nov12   Jan06 - Nov12

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                     CLASS 4-A-2 YIELD TABLE (TO ROLL DATE)

                       15%             20%            25%            30%             35%
                       CPB             CPB            CPB            CPB             CPB
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
PRICE (%)           YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
---------         -------------   -------------  -------------  -------------   -------------
98.35172               5.98           6.05           6.12           6.20             6.29
98.40172               5.97           6.03           6.10           6.17             6.26
98.45172               5.95           6.01           6.08           6.15             6.23
98.50172               5.94           5.99           6.06           6.13             6.20
98.55172               5.92           5.98           6.04           6.10             6.18
98.60172               5.91           5.96           6.02           6.08             6.15
98.65172               5.89           5.94           5.99           6.06             6.12
98.70172               5.88           5.92           5.97           6.03             6.10
98.75172               5.86           5.91           5.95           6.01             6.07
98.80172               5.85           5.89           5.93           5.99             6.04
98.85172               5.83           5.87           5.91           5.96             6.02
98.90172               5.82           5.85           5.89           5.94             5.99
98.95172               5.80           5.84           5.87           5.92             5.96
99.00172               5.79           5.82           5.85           5.89             5.94
99.05172               5.77           5.80           5.83           5.87             5.91
99.10172               5.76           5.79           5.81           5.85             5.88
99.15172               5.75           5.77           5.79           5.82             5.86
99.20172               5.73           5.75           5.77           5.80             5.83
99.25172               5.72           5.73           5.75           5.78             5.80
99.30172               5.70           5.72           5.73           5.75             5.78
99.35172               5.69           5.70           5.71           5.73             5.75
99.40172               5.67           5.68           5.69           5.71             5.72
99.45172               5.66           5.67           5.68           5.69             5.70
99.50172               5.64           5.65           5.66           5.66             5.67
99.55172               5.63           5.63           5.64           5.64             5.65
99.60172               5.61           5.61           5.62           5.62             5.62
99.65172               5.60           5.60           5.60           5.59             5.59
99.70172               5.58           5.58           5.58           5.57             5.57
99.75172               5.57           5.56           5.56           5.55             5.54
99.80172               5.55           5.55           5.54           5.53             5.51
99.85172               5.54           5.53           5.52           5.50             5.49
WAL                    4.04           3.44           2.93           2.51             2.16
MOD DURN               3.40           2.92           2.52           2.18             1.89
PRINCIPAL
WINDOW            Jan06 - Nov12   Jan06 - Nov12  Jan06 - Nov12  Jan06 - Nov12   Jan06 - Nov12

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                     CLASS 5-A-1 YIELD TABLE (TO ROLL DATE)

                       15%             20%            25%            30%             35%
                       CPB             CPB            CPB            CPB             CPB
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
PRICE (%)           YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
---------         -------------   -------------  -------------  -------------   -------------
98.17425               5.90           5.98           6.07           6.17             6.28
98.22425               5.89           5.96           6.05           6.14             6.25
98.27425               5.87           5.95           6.03           6.12             6.22
98.32425               5.86           5.93           6.01           6.10             6.20
98.37425               5.85           5.91           5.99           6.08             6.17
98.42425               5.83           5.90           5.97           6.05             6.14
98.47425               5.82           5.88           5.95           6.03             6.12
98.52425               5.81           5.87           5.93           6.01             6.09
98.57425               5.79           5.85           5.91           5.99             6.07
98.62425               5.78           5.83           5.90           5.96             6.04
98.67425               5.77           5.82           5.88           5.94             6.01
98.72425               5.75           5.80           5.86           5.92             5.99
98.77425               5.74           5.79           5.84           5.90             5.96
98.82425               5.73           5.77           5.82           5.88             5.94
98.87425               5.72           5.76           5.80           5.85             5.91
98.92425               5.70           5.74           5.78           5.83             5.88
98.97425               5.69           5.72           5.76           5.81             5.86
99.02425               5.68           5.71           5.75           5.79             5.83
99.07425               5.66           5.69           5.73           5.76             5.81
99.12425               5.65           5.68           5.71           5.74             5.78
99.17425               5.64           5.66           5.69           5.72             5.75
99.22425               5.62           5.65           5.67           5.70             5.73
99.27425               5.61           5.63           5.65           5.68             5.70
99.32425               5.60           5.61           5.63           5.65             5.68
99.37425               5.58           5.60           5.61           5.63             5.65
99.42425               5.57           5.58           5.60           5.61             5.63
99.47425               5.56           5.57           5.58           5.59             5.60
99.52425               5.55           5.55           5.56           5.57             5.57
99.57425               5.53           5.54           5.54           5.54             5.55
99.62425               5.52           5.52           5.52           5.52             5.52
99.67425               5.51           5.51           5.50           5.50             5.50
WAL                    4.76           3.88           3.20           2.66             2.24
MOD DURN               3.85           3.20           2.68           2.27             1.94
PRINCIPAL
WINDOW            Jan06 - Jul15   Jan06 - Jul15  Jan06 - Jul15  Jan06 - Jul15   Jan06 - Jul15

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                                     FREE WRITING PROSPECTUS FOR
[MERRILL LYNCH LOGO]                                                MLMI 2005-A9
--------------------------------------------------------------------------------

                     CLASS 5-A-2 YIELD TABLE (TO ROLL DATE)

                       15%             20%            25%            30%             35%
                       CPB             CPB            CPB            CPB             CPB
                   TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY     TO MATURITY
PRICE (%)           YIELD (%)       YIELD (%)      YIELD (%)      YIELD (%)       YIELD (%)
---------         -------------   -------------  -------------  -------------   -------------
97.48675               6.08           6.20           6.33           6.48             6.64
97.53675               6.07           6.18           6.31           6.46             6.61
97.58675               6.06           6.17           6.29           6.43             6.59
97.63675               6.04           6.15           6.27           6.41             6.56
97.68675               6.03           6.13           6.25           6.39             6.53
97.73675               6.02           6.12           6.23           6.36             6.51
97.78675               6.00           6.10           6.22           6.34             6.48
97.83675               5.99           6.09           6.20           6.32             6.45
97.88675               5.98           6.07           6.18           6.30             6.43
97.93675               5.96           6.05           6.16           6.27             6.40
97.98675               5.95           6.04           6.14           6.25             6.37
98.03675               5.94           6.02           6.12           6.23             6.35
98.08675               5.92           6.01           6.10           6.21             6.32
98.13675               5.91           5.99           6.08           6.18             6.30
98.18675               5.90           5.97           6.06           6.16             6.27
98.23675               5.88           5.96           6.04           6.14             6.24
98.28675               5.87           5.94           6.02           6.12             6.22
98.33675               5.86           5.93           6.00           6.09             6.19
98.38675               5.84           5.91           5.99           6.07             6.16
98.43675               5.83           5.89           5.97           6.05             6.14
98.48675               5.82           5.88           5.95           6.03             6.11
98.53675               5.80           5.86           5.93           6.00             6.09
98.58675               5.79           5.85           5.91           5.98             6.06
98.63675               5.78           5.83           5.89           5.96             6.03
98.68675               5.76           5.82           5.87           5.94             6.01
98.73675               5.75           5.80           5.85           5.91             5.98
98.78675               5.74           5.78           5.83           5.89             5.95
98.83675               5.73           5.77           5.82           5.87             5.93
98.88675               5.71           5.75           5.80           5.85             5.90
98.93675               5.70           5.74           5.78           5.83             5.88
98.98675               5.69           5.72           5.76           5.80             5.85
WAL                    4.76           3.88           3.20           2.66             2.24
MOD DURN               3.83           3.18           2.66           2.25             1.93
PRINCIPAL
WINDOW            Jan06 - Jul15   Jan06 - Jul15  Jan06 - Jul15  Jan06 - Jul15   Jan06 - Jul15

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.